EXHIBIT 10.10


                                    Agreement

                                     Between

                         THE UNITED ILLUMINATING COMPANY

                                       And

                               LOCAL 470-1 OF THE

                    UTILITY WORKERS UNION OF AMERICA, AFL-CIO


                                  May 16, 1997

                                TABLE OF CONTENTS

ARTICLE                            DESCRIPTION                        PAGE NO.
------------------------------------------------------------------------------
                           Preamble                                      1
I                          Recognition                                   2
II                         Rates of Pay                                  2
III                        Overtime                                      9
IV                         Holidays                                     14
V                          Vacations                                    16
VI                         Sick Leave, Funeral Leave,
                           and Leave of Absence                         19
VII                        Hospital, Medical, Dental,
                           and Disability Insurance                     22
VIII                       The United Illuminating Company
                           Pension Plan and The United
                           Illuminating Company Plan for
                           Employees' Disability Benefits               26
IX                         Safety                                       28
X                          Tools and Equipment                          29
XI                         Seniority                                    29
XII                        Management                                   33
XIII                       Contracting Out Work                         33
XIV                        Union Security                               34
XV                         Deduction of Union Dues                      35
XVI                        Bulletin Boards                              37
XVII                       Grievance Procedure                          37
XVIII                      Equal Employment Opportunity                 43
XIX                        Governmental Regulations                     44
XX                         Notices and Certifications                   44
XXI                        Duration of Agreement                        44

EXHIBIT                             DESCRIPTION                      PAGE NO.
-----------------------------------------------------------------------------
I                          Schedule A:  Rates of Pay for Occupational
                            Classifications                             48
I                          Schedule B:  Occupational Classifications    53
II                         Principles of Seniority                      58
III                        Statement with Respect to Maintenance
                            of Membership and Agency Shop
                           Provision in Company-Union Contract          72
IV                         Dues Deduction Authorization Form            73
V                          Blue Cross & Blue Shield of Connecticut
                            Century Preferred Plan                      74
VI                         Blue Cross & Blue Shield of Connecticut
                            BlueCare Plus POS Plan                      79
VII                        Memorandum of Agreement                      85
                           Certificate Concerning Authorization
                            to Execute Foregoing Agreement              86

                                    AGREEMENT

                                     Between

                         THE UNITED ILLUMINATING COMPANY

                                       And

                               LOCAL 470-1 OF THE

                    UTILITY WORKERS UNION OF AMERICA, AFL-CIO

                                  May 16, 1997


         AGREEMENT entered into as of May 16, 1997, by and between THE UNITED ILLUMINATING COMPANY, hereinafter referred to as the "Company," and LOCAL 470-1 OF THE UTILITY WORKERS UNION OF AMERICA, AFL-CIO, hereinafter referred to as the "Union."

         THIS AGREEMENT supersedes the agreement between the parties dated May 16, 1995.

         WHEREAS, the Union and its predecessors were on August 13, 1942, April 6, l962, and July 11, 1973, certified by the National Labor Relations Board as the collective bargaining representative of certain of the employees of the Company; and

         WHEREAS, both parties recognize that in the interests of public safety and the welfare of the community, the Company must furnish an adequate and uninterrupted supply of electricity; and

         WHEREAS,   both  parties   recognize  the   importance  of  continually
increasing productivity and efficiency in providing electricity to the community at reasonable rates; and

         WHEREAS, it is the desire of both parties to promote mutual confidence and understanding and to provide an adequate and uninterrupted supply of electricity;

         NOW, THEREFORE, the parties agree as follows:

                                    ARTICLE I

                                   RECOGNITION


SECTION l. Pursuant to said certifications by the National Labor Relations Board, the Company recognizes the Union as the collective bargaining representative of all of its employees, including the assistant dispatcher, but excluding executives, supervisory employees, watch engineers, line foremen, guards, police, watchmen, technical employees, confidential employees, private secretaries and persons having access to corporate books and payrolls, dispatchers, and receptionists directly connected with executive offices, for the purpose of collective bargaining with respect to rates of pay, wages, hours of employment, and other conditions of employment.

SECTION 2. The term "employees" as used in this Agreement shall refer only to employees of the Company for whom the Union is the collective bargaining representative, as provided in Section 1 of this Article. The use of a masculine pronoun in this Agreement shall be deemed to include the masculine and feminine gender.

                                   ARTICLE II

                                  RATES OF PAY


SECTION l. The parties accept and agree to an occupational classification system which is incorporated herein by reference, as set forth on various sheets in which each occupational classification is described, evaluated and classified by grade, and collectively referred to as Exhibit I. A list of maximum and minimum rates of pay for all occupations is attached hereto and made a part hereof and marked Schedule A. A list of the occupational classifications now included in
Exhibit I showing the occupational code number and the grade of each such occupational classification, is attached hereto and made a part hereof and marked Schedule B.

SECTION 2. No occupational classification shall be altered or modified unless changes in methods of operation justify the establishment of a new job or the reclassification of an existing job. When a new job is established, or an existing job is reclassified, the job shall be described, evaluated, and classified by grade in accordance with the occupational classification system. The Company will discuss the change with the Union at least one week before the change takes effect.

SECTION 3. Any employee who has satisfactorily completed his probationary period, as described in Section 4 of this Article, whose rate of pay is less than the maximum rate of pay for his occupational classification, shall receive an increase (other than General or Promotional Increase) in his rate of pay of seventy-two cents per hour (but not to a rate higher than the maximum rate) effective on the first Sunday in November.

SECTION 4. Prior to employment on a regular basis, a new employee will normally be required to serve a probationary period which shall not exceed six months and which ordinarily will not exceed three months.

SECTION  5.  (a)  When  an  employee  is  promoted  to  a  higher   occupational
classification, he shall receive as of the date of his promotion an increase in his rate of pay according to the following schedule, or an increase in his rate of pay to the maximum rate of pay of his new occupational classification, whichever is smaller:
                               Number
                               of Grades                      Cents Per Hour
                               Promoted                       Increase
                               ----------------------------------------------
                               l                              Twenty-three
                               2                              Thirty-two
                               3                              Forty-one
                               4 or 5                         Fifty
                               More than 5                    Fifty-nine

         In the special case of an employee who is receiving less than the minimum rate of pay of his new occupational classification, the employee shall receive as of the date of his promotion an increase in his rate of pay to the minimum of that occupational classification, or an increase in his rate of pay as designated in this paragraph above, whichever is greater. The provisions of this paragraph shall not change an employee's scheduled increases as provided in
Section 3 of this Article.

         If the promotional increase as set forth above brings an employee's rate of pay to a rate 3 cents or less below the maximum for his new occupational classification, the employee's regular hourly rate of pay will be increased to the maximum rate of pay for his new occupational classification.

         (b) Prior to promotion to a higher occupational classification, an employee may be required to show successful performance in the higher occupational classification for a trial period not to exceed ninety days; provided, however, that he shall receive an increase in his rate of pay in accordance with paragraph (a) effective upon the date of his assignment to the higher occupational classification.

SECTION 6. (a) When a supervisor expressly assigns an employee temporarily, except for training purposes, to work in a higher classification for at least four hours (including overtime hours) in any one day, the employee shall receive temporary assignment pay for all hours worked in that day. When a supervisor expressly assigns an employee temporarily, except for training purposes, to work in a higher classification for at least sixteen hours (including overtime hours) in any one week, the employee shall receive temporary assignment pay for all hours worked in that week. Temporary assignment pay shall be his regular hourly rate increased according to the following schedule:

                               Number of
                               Grades Above
                               Regular                        Cents Per Hour
                               Classification                 Increase
                               ---------------------------------------------
                                l                             Forty-one
                                2 or 3                        Fifty-one
                                4 or 5                        Sixty-one
                                More than 5                   Seventy-one

         (b) No temporary assignment of more than 35 hours per week shall continue more than six months, except in unusual circumstances such as an assignment to a project of limited duration or an assignment caused by sickness, injury, or leave of absence.

         (c) As soon as possible after the first of each month, the Company shall furnish the Union with a list of those employees temporarily assigned to a higher occupational classification.

SECTION 7. Not less than five days prior to the effective date on which an employee is changed from one occupational classification to another, which change results in a reduction in his rate of pay, the Company shall notify the Union that it intends to make such change.

SECTION 8. When an employee is changed from one occupational classification to another, the Company shall notify the Union of such change unless it shall have given the notice required under Section 7 above or Section 3, of Article XI.

SECTION 9. (a) The regular hourly rate of any employee regularly scheduled to work rotating tours of duty in connection with a job which normally must be continuously covered 24 hours per day including Saturdays, Sundays and holidays (hereinafter referred to as a "rotating shift employee"), shall be increased ten cents per hour for such time as he is so scheduled.

         (b) When any rotating shift employee is regularly scheduled to work sixteen hours or more (other than overtime hours) on any night shift in any one week, his regular hourly rate, as increased pursuant to paragraph (a), will be increased $1.02 per hour for that week and this higher rate will be the basis of compensation for that week. Night shift shall be construed to mean all regular schedules starting at or between 10:00 P.M. and 5:59 A.M.

         (c) When any rotating shift employee is regularly scheduled to work sixteen hours or more (other than overtime hours) on any afternoon shift (or sixteen hours consisting of eight hours on any afternoon shift and eight hours on any night shift) in any one week, his regular hourly rate, as increased pursuant to paragraph (a), will be further increased ninety-one cents per hour for that week and this higher rate will be the basis of compensation for that week. Afternoon shift shall be construed to mean all regular schedules starting at or between l:00 P.M. and 9:59 P.M. The provisions of this paragraph shall not apply to any employee who qualifies under the provisions of paragraph (b).

SECTION 10. (a) When any employee who is not a rotating shift employee is regularly scheduled to work sixteen hours or more (other than overtime hours) on any night shift in any one week, his regular hourly rate will be increased $1.07 per hour for that week and this higher rate will be the basis of compensation for that week. Night shift shall be construed to mean all regular schedules starting at or between 10:00 P.M. and 5:59 A.M.

         (b) When any employee who is not a rotating shift employee is regularly scheduled to work sixteen hours or more (other than overtime hours) on any afternoon shift (or sixteen hours consisting of eight hours on any afternoon shift and eight hours on any night shift) in any one week, his regular hourly rate will be increased ninety-eight cents per hour for that week and this higher rate will be the basis of compensation for that week. Afternoon shift shall be construed to mean all regular schedules starting at or between 1:00 P.M. and 9:59 P.M. The provisions of this paragraph shall not apply to any employee who qualifies under the provisions of paragraph (a).

SECTION 11. When an employee is required to work on Sunday, he shall receive an additional $4.70 (effective May 16, 1998, $4.85) (effective May 16, 1999, $5.00)
for each hour worked, and such additional amount shall be deemed to be a part of such employee's regular hourly rate for that day.

SECTION 12. Occupational classification shall not be used by the Company to reduce rates of pay now effective, except that the Company shall not be barred from making appropriate adjustments in cases of disabled employees.

SECTION 13. Whenever employees are required by the Company to attend First Aid Meetings or classes of instruction pertaining to new devices or equipment adopted by the Company, the time spent at such meetings shall be considered as hours worked and the pay for such hours shall be computed in the same manner as that for other hours worked.

SECTION 14. In the case of an employee entitled under Section 9 or Section 10 of this Article to shift premium for hours worked during the payroll period immediately preceding such employee's vacation period, a shift premium of fifteen cents per hour shall be considered a part of such employee's regular hourly rate for the purpose of computing the vacation pay to which such employee may be entitled under Article V.

SECTION 15. Any employee assigned to Grade l under the occupational classification plan whose normal duties include assisting and instructing twelve or more employees shall receive, in addition to any other pay to which he may be entitled, seven cents for each hour for which such employee is entitled to pay under this Agreement.

SECTION 16. The Company will provide 48 hours notice to any employee whose scheduled starting time or quitting time is changed or whose scheduled day off is changed or whose regular schedule is reinstated after such a change. If 48 hours notice is not given, the employee shall receive one and one-half times his regular hourly rate during the first work period in the new schedule for each of the first 8 hours worked which are outside of his prior schedule, provided those hours otherwise would have been paid at straight time. This provision shall not apply to any employee who does not have a regular schedule, to any employee's return to his regular schedule within 48 hours of the original change, or to any employee or employees who request the change.

SECTION l7. An employee who is no longer able to do satisfactorily the work in his regular occupational classification because of his mental or physical condition shall receive either the regular hourly rate he was receiving at the time of his disability or the regular hourly rate of any occupational classification to which he may be assigned, the work in which he is then able to do, whichever rate is higher.

SECTION 18. For the purposes of this Article, each cent per hour shall be construed to mean forty cents per week for those employees who are paid by the week.

SECTION 19. Whenever Operating Department employees are assigned to work on other utilities' properties under the Utilities Mutual Assistance Program, one and one-half times the regular hourly rate shall be paid for all hours of travel time or work time provided such hours otherwise would have been paid at straight time.

SECTION 20. When the travel distance between an employee's home and his temporary work location is greater than the travel distance between his home and his regular work location and he is authorized to provide his own transportation, he shall be paid mileage at a rate determined by the Company for the additional distance and shall be reimbursed for additional tolls.

SECTION 21. (a) The regular hourly rate for all Line Group Leaders, Line Trouble Shooters, and Line Workers First Class subject to the Company's procedures governing the use of rubber gloves on lines and equipment energized at voltages in excess of 5,000 volts shall be increased by a differential in the amount of fifty cents for each hour paid.

         (b) The regular hourly rate for all Line Workers Second Class who have completed 18 months of service as a Line Worker Second Class and who have successfully completed the "Rubber Gloving Training Program" shall be increased by a differential in the amount of fifty cents for each hour paid.

                                   ARTICLE III

                                    OVERTIME


SECTION l. One and one-half times the regular hourly rate shall be paid to all employees for hours worked in excess of forty hours in any one week, exclusive of any hours worked on a holiday, for which payment is to be made in accordance with the provisions of Article IV.

SECTION 2. (a) For employees whose regular daily schedule is eight hours or less, one and one-half times the regular hourly rate shall be paid for hours worked over eight hours in any one day, exclusive of any hours worked on a holiday for which payment is to be made in accordance with the provisions of
Article IV. Employees who, for a period of at least three months, work a regular daily schedule that exceeds eight hours, such as those employees who are scheduled to work ten or twelve hours per day, shall be paid one and one-half times the regular hourly rate for hours worked beyond their regular daily schedule, exclusive of any hours worked on a holiday for which payment is to be made in accordance with the provisions of Article IV. Employees who volunteer for a period of less than three months to work a regular daily schedule that exceeds eight hours shall be paid one and one-half times the regular hourly rate for hours worke beyond their regular daily schedule, exclusive of any hours worked on a holiday for which payment is to be made in accordance with the provisions of Article IV.

           (b) If the Company decides to change the regular daily schedule for a period of at least three months to one that exceeds eight hours, such as ten or twelve hour shifts per day, the Company will endeavor to staff the new daily schedule on a voluntary basis. If an insufficient number of employees volunteer to work the new daily schedule, the Company will assign the necessary number of employees to the new daily schedule, taking into consideration any personal hardship that would occur as a result of such assignment.

SECTION 3. Overtime rates of pay shall not be applied more than once to any particular hour worked.

SECTION 4. An employee required to report for work outside of and not contiguous to his regularly scheduled work week shall receive a minimum payment equivalent to four and one-half times his regular hourly rate. An employee called in to work before the beginning of his regular work day and who is required to stop work less than two hours immediately preceding his regular work day or who is called in to work less than two hours immediately following his regular work day shall receive compensation in such cases based upon continuous time from the beginning of the overtime period until his regular starting time and from the end of his regular work day to the time the employee finally stops work, but in no event less than four and one-half times his regular hourly rate.

         The Company shall continue to assign overtime work as far in advance as is practicable. If an overtime work assignment, which is outside of and not contiguous to an employee's regularly scheduled work week, is canceled by less than twelve hours' notice to the employee prior to the start of the work, he shall receive two hours' pay at his regular hourly rate.

SECTION 5. For work outside of and not contiguous to the regular schedule of hours, the Company will either provide a meal or pay a meal allowance of $7.25 (effective May 16, 1999, $7.50) (effective May 16, 2001, $7.75) for the first two consecutive hours of such work assigned with less than twelve hours' notice, and an additional meal or meal allowance of $7.25 (effective May 16, 1999, $7.50) (effective May 16, 2001, $7.75) for every five consecutive hours of such work thereafter.

         For work outside of and not contiguous to the regular schedule of hours, the Company will either provide a meal or pay a meal allowance of $7.25 (effective May 16, 1999, $7.50) (effective May 16, 2001, $7.75) for the first ten consecutive hours of work assigned with at least twelve hours' notice, and an additional meal or meal allowance of $7.25 (effective May 16, 1999, $7.50) (effective May 16, 2001, $7.75) for every five consecutive hours of such work thereafter.

         For work contiguous to the regular daily schedule of hours, the Company will either provide a meal or pay a meal allowance of $7.25 (effective May 16, 1999, $7.50) (effective May 16, 2001, $7.75) for the first two additional hours of work (provided the employee has worked at least ten consecutive hours) and an additional meal or meal allowance of $7.25 (effective May 16, 1999, $7.50)
(effective May 16, 2001, $7.75) for every five consecutive hours of work thereafter.

         One-half hour paid meal time will be provided to any employee who is entitled to a meal or a meal allowance under Section 5 and who works at least two hours, either outside of and not contiguous to the regular schedule of hours, or outside of and contiguous to the regular daily schedule of hours.

SECTION 6. When an employee, not having at least four hours' notice, is required to work between midnight and 8:00 A.M. and his regular daily schedule of hours starts between 6:00 A.M. and 9:00 A.M., he shall be entitled to a rest period at the beginning of his regular daily schedule of hours equal to the number of hours worked between midnight and 8:00 A.M., up to five hours maximum, with pay at his regular hourly rate. The Company may permit an employee to take his rest period at any time during his regular daily schedule of hours. If the employee is required to work during all or part of such rest period, he shall receive additional pay for those hours worked, at his regular hourly rate. The provisions of this Section shall be in place of and not cumulative with the provisions of Article III, Section 4 and Article III, Section 7; provided, however, the employee may choose to be paid in accordance with Article III,
Section 4 instead of in accordance with the provisions of this Section, but he may not be paid under both Sections, and any hours worked between midnight and 8:00 A.M., which are the basis for any claim for compensation under this Section, shall not be deemed to be hours worked for the purpose of Article III,
Section 7.

SECTION 7. (a) An employee required to work for an "extended work period," as hereinafter defined, shall during such period be entitled to additional pay, as hereinafter specified, in addition to being paid at his regular hourly rate for all hours worked during such period. By definition, an employee shall be deemed to be in an "extended work period" as of any moment if, but only if, he worked at least l6 hours during the 20 hours immediately preceding such moment. The additional pay for such period shall be determined as follows:

         (l) For such of the first 8 hours of such extended work period, he shall be paid additional pay at his regular hourly rate.

         (2) For all hours worked during such extended work period after the first 8 hours thereof, he shall be paid additional pay at one and one-half times his regular hourly rate. Hours qualifying for payment under the provision of this subsection

                  (a)(2) shall not be deemed to be hours worked for the purposes of computing overtime payable under the provisions of Article III (except that such of those hours as fall within his regularly scheduled work week shall be counted in determining the forty hours referred to in Section l of Article III) or for the purpose of determining premium pay for holiday hours worked under the provisions of Section 3, of Article IV.

         (b) In addition, upon the completion of any extended work period, an employee shall be entitled to a rest period of 8 hours immediately following such extended work period and shall be paid at his regular hourly rate for such of said 8 hours as fall within his regular daily schedule of hours. For the purposes of this subsection (b), the regular daily schedule of hours shall be deemed to apply on regular days off, holidays, and vacation days.

SECTION 8. In any week during which a holiday occurs, or in any week during which an employee is absent due to a bona fide illness, extreme fatigue owing to previous overtime work, jury duty, or an authorized personal absence for Union business, hours worked (exclusive of any hours worked on a holiday for which payment is to be made in accordance with the provisions of Article IV), which would have qualified under the other provisions of this Agreement for the overtime rate of one and one-half times the regular hourly rate had such holiday or such absence not occurred, shall be paid for at such overtime rate.

SECTION 9. The Company will endeavor to distribute overtime work fairly among the qualified employees, having in mind employees' availability and willingness to respond promptly to calls for emergency work.

SECTION l0. Any employee who works on each of seven consecutive days in any one calendar week will receive two times his regular hourly rate for all hours worked on his second scheduled day off during that week, provided such hours otherwise would have been paid at one and one-half times his regular hourly rate.


                                   ARTICLE IV

                                    HOLIDAYS


SECTION l. The following shall be deemed to be holidays and the word "holiday" as used herein shall refer only to such holidays:

                  New Year's Day                      Labor Day
                  Martin Luther King's Day            Columbus Day
                  Washington's Birthday               Veterans Day
                  Good Friday                         Thanksgiving Day
                  Memorial Day                        Friday after Thanksgiving
                  Independence Day                    Christmas Day

         When a holiday falls on Sunday, the following Monday shall be deemed to be the holiday in its stead, except that, for those employees whose regularly scheduled work week includes that Sunday, the holiday will be observed on Sunday. When a holiday falls on Saturday, the preceding Friday shall be deemed to be the holiday in its stead, except that, for those employees whose regularly scheduled work week includes that Saturday, the holiday will be observed on Saturday.

SECTION 2. Any employee who is not required to work on a holiday shall be paid at his regular hourly rate for those hours of the holiday which fall within his regularly scheduled work week.

SECTION 3. (a) In addition to the pay specified in Section 2 of this Article, any employee who is required to work on a holiday shall be paid at one and one-half times his regular hourly rate for all holiday hours worked within his regularly scheduled work week, he shall be paid at twice his regular hourly rate for all holiday hours worked outside his regularly scheduled work week, and he shall be paid an additional one-half of his regular hourly rate for all holiday hours worked in excess of eight. Hours worked on a holiday shall not be considered in computing overtime pay. An employee required to report for work on a holiday shall receive a minimum payment equivalent to four and one-half times his regular hourly rate.

         (b) Any employee who is required to work on December 25th shall be paid at twice his regular hourly rate for all hours worked.

SECTION 4. Any employee who is regularly scheduled to work eight hours or more per day on each of two or more Saturdays and/or Sundays per month and who is regularly scheduled to work on the average forty hours or more per week shall receive pay at his regular hourly rate for eight hours for each holiday which occurs on his day of relief, provided that on his last scheduled day before or on his first scheduled day after the holiday he works his regularly scheduled hours.

SECTION 5. In the event that a holiday falls during an employee's vacation period, he shall receive an additional day off at a time that is mutually agreeable to the Company and the employee and that frequently will not adjoin the regular vacation period.

                                    ARTICLE V

                                    VACATIONS


SECTION l. During each calendar year the Company will grant vacations with pay as follows:

(a) Six weeks to each employee whose period of continuous service as of the end of the preceding calendar year equaled or exceeded 34 years, for which vacation the employee will receive the equivalent of 240 times his regular hourly rate, subject to the provision, however, that the six weeks will not ordinarily be scheduled in one continuous period.

(b) Five weeks to each employee (except an employee covered by the provisions of subsection (a) above) whose period of continuous service as of the end of the preceding calendar year equaled or exceeded 24 years, for which vacation the employee will receive the equivalent of 200 times his regular hourly rate, subject to the provision, however, that the five weeks will not ordinarily be scheduled in one continuous period.

(c) Four weeks to each employee (except an employee covered by the provisions of subsections (a) or (b) above) whose period of continuous service as of the end of the preceding calendar year equaled or exceeded l4 years, for which vacation the employee will receive the equivalent of l60 times his regular hourly rate, subject to the provision, however, that the four weeks will not ordinarily be scheduled in one continuous period.

(d) Three weeks to each employee (except an employee covered by the provisions of subsections (a), (b), or (c) above) whose period of continuous service as of the end of the preceding calendar year equaled or exceeded 5 years, for which vacation the employee will receive the equivalent of l20 times his regular hourly rate, subject to the provision, however, that the three weeks will not ordinarily be scheduled in one continuous period.

(e) Two weeks to each employee (except an employee covered by the provisions of subsections (a), (b), (c), or (d) above) who is on the payroll on or before May l of the preceding calendar year and continuously thereafter until the end of the preceding calendar year, for which vacation the employee will receive the equivalent of 80 times his regular hourly rate.

(f) One week to each employee who was employed after May l but on or before November l of the preceding calendar year and who was continuously on the payroll thereafter until the end of the preceding calendar year, for which vacation the employee will receive the equivalent of 40 times his regular hourly rate.

(g) Except for an employee who is entitled to six weeks' vacation pursuant to subsection (a) above, one additional week to each employee who is at least 62 years of age as of the end of the preceding calendar year, for which week the employee will receive the equivalent of 40 times his regular hourly rate.

SECTION 2. Consideration will be given where possible to the wishes of the employees in determining the time of their vacations, but the final decision as to an employee's vacation period will rest exclusively with the Company.

SECTION 3. If during any calendar year conditions have made it impossible for the Company to grant to any employee all or part of his vacation, such employee will receive, in addition to his regular pay, compensation at his regular hourly rate for such part of the vacation as the Company was unable to grant.

SECTION 4. In the event that the Company finds it necessary to postpone the scheduled vacation of any employee and is unable to assign him another vacation period which is suitable to him, he shall receive vacation pay in accordance with the provisions of Section 3 of this Article.

SECTION 5. In the event any employee is sick at the time his vacation is scheduled to begin, the Company shall upon request of such employee grant a later vacation period within the calendar year if it is practicable to do so. If the Company is unable to grant a later vacation or if such later vacation is not suitable to the employee, he shall receive vacation pay in accordance with the provisions of Section 3 of this Article.

SECTION 6. In the event an employee is called in from vacation for emergency work, he shall be paid, in addition to his vacation pay as set forth in Section l of this Article, twice his regular hourly rate for all hours worked during his vacation, but in no event shall the employee receive less than the equivalent of eight hours' pay at his regular hourly rate for each time he is called in for such emergency work.

SECTION 7. Upon the termination of an employee's services with the Company, voluntarily or otherwise, he shall be paid any vacation pay not previously paid to him which would, except for such termination, be payable to him during the then current calendar year. Upon the death of an employee, any vacation pay payable to him hereunder shall be paid to such employee's then surviving spouse, if any, otherwise to such employee's estate.

SECTION 8. If termination is due to retirement, the employee shall also be paid an amount equivalent to the vacation pay that would, except for such retirement, have been payable to him during the calendar year immediately following the year of his retirement, except that it shall be paid pro-rata based on the number of completed months of employment during the calendar year in which he retired.

SECTION 9. Notwithstanding any other provision in this Article, a full-time employee who terminates employment with at least one year of continuous service and who is subsequently re-employed by the Company as a full-time employee will be credited with the amount of employee's pre-break service for the purpose of computing the employee's vacation eligibility under Section 1 hereof, effective one year after the employee's rehire.


                                   ARTICLE VI

                 SICK LEAVE, FUNERAL LEAVE, AND LEAVE OF ABSENCE


SECTION l. (a) When any employee is absent from work due to sickness and satisfies the Company that such absence from work is warranted, the Company will pay such employee at his regular hourly rate for such hours of absence within his regularly scheduled work week, subject to the limitation that hours for which such pay is allowed shall not aggregate more than 40 for any calendar year, provided, however, that up to l60 hours' unused sick allowance may be accumulated and will be used before the 40 hours of sick allowance for the current year. The provisions of this Article shall not affect any Sickness Disability Benefits to which the employee may be entitled under "The United Illuminating Company Plan for Employees' Disability Benefits."

         (b) During each calendar year, with the prior authorization of the supervisor, the Company will grant to employees who are not shift workers, as defined in Section 1 (c) of this Article, eight hours of personal paid absence in lieu of eight of the aggregate of forty hours of absence due to sickness in
Section 1 (a) of this Article. The employee must have at least eight hours of unused sick time available to him to take a paid personal day, may not take paid personal time in increments of less than eight hours, and may not accumulate unused personal time from year to year.

         (c) During each calendar year, with the prior authorization of the supervisor, the Company will grant to shift workers whose schedule includes an afternoon or evening start time twenty-four hours of personal paid absence in lieu of twenty-four of the aggregate of the forty hours of absence due to sickness in Section 1 (a) of this Article. The employee must have at least twenty-four hours of unused sick time available to him to take three paid personal days, may not take paid personal time in increments of less than eight hours, and may not accumulate unused personal time from year to year.

SECTION 2. (a) When any employee is absent from work due to the death of his spouse, child, foster child, or parent (or step-parent in lieu of parent), the Company will pay such employee at his regular hourly rate for such hours of absence within his regularly scheduled work week, up to a maximum of 40 hours.

         (b) When any employee is absent from work due to the death of his brother, sister, or parent-in-law, the Company will pay such employee at his regular hourly rate for such hours of absence within his regularly scheduled work week, up to a maximum of 24 hours.

         (c) When any employee is absent from work due to the death of his grandparent or grandchild, the Company will pay such employee at his regular hourly rate for such hours of absence within his regularly scheduled work week, up to a maximum of 8 hours.

         (d) When an employee is absent from work in order to serve as a pallbearer for another employee, the Company will pay such employee at his regular hourly rate for such hours of absence within his regularly scheduled work week, up to a maximum of 4 hours.

SECTION 3. Leaves of absence without pay not to exceed two weeks in any contract year shall be granted upon the request of the Union, to not more than three members of the Union, provided the absence of the employees selected by the Union shall not in the opinion of the Company interfere with the Company's operations or cause undue hardship to other employees.

SECTION 4. A leave of absence without pay or any other benefits shall be granted upon the request of the Union to enable not more than one employee to serve as a Union representative. Upon reinstatement at the termination of the Leave of Absence, the time spent on the Leave of Absence shall be added to the employee's Classification Seniority and Company Service for seniority purposes. Such time shall not be included in his years of service or of employment for any other purpose, including vacations, pensions, or sickness disability benefits, but the Leave of Absence shall not constitute a break in "continuous" service so as to result in a loss of previously accrued years of service or of employment for any purpose, including vacations, pensions, or sickness disability benefits.

SECTION 5. When an employee is required to be absent from work to serve as a juror, the Company will pay such employee the difference between his jury pay and his regular hourly rate for such hours of absence within his regularly scheduled work week.

                                   ARTICLE VII

               HOSPITAL, MEDICAL, DENTAL AND DISABILITY INSURANCE

SECTION 1. From May 16, 1997, to December 31, 1998, the Company will make available to employees the Blue Cross & Blue Shield of Connecticut Century Preferred Plan providing the hospital and medical benefits set forth in Exhibit V, which is attached hereto and made a part hereof. The Company will pay 94% of the cost of the premiums (93% effective January 1, 1998) for such coverage for all employees and their eligible dependents, if any, and employees shall pay the remaining premium costs for themselves and their eligible dependents, if any.

SECTION 2. Effective January 1, 1999, the Company will make available to employees the Blue Cross & Blue Shield of Connecticut BlueCare Plus POS Plan providing the hospital and medical benefits set forth in Exhibit VI, which is attached hereto and made a part hereof. The Company and employees will share the cost of the premiums for such coverage for all employees and their eligible dependents, if any, as set forth in subsections 2 (a)--(d) below:

(a) Effective January 1, 1999; the Company will pay 92% of the premium costs for employees and their eligible dependents, if any. Employees shall pay the remaining premium costs for themselves and their eligible dependents.

(b) Effective January 1, 2000; the Company will pay 91% of the premium costs for employees and their eligible dependents, if any. Employees shall pay the remaining premium costs for themselves and their eligible dependents.

(c) Effective January 1, 2001; the Company will pay 90% of the premium costs for employees and their eligible dependents, if any. Employees shall pay the remaining premium costs for themselves and their eligible dependents.

(d) Effective January 1, 2002; the Company will pay 89% of the premium costs for employees and their eligible dependents, if any. Employees shall pay the remaining premium costs for themselves and their eligible dependents.

SECTION 3. Effective January 1, 1999, the Company shall have the right to replace the health insurance plan described in Section 2 with a substitute plan that provides benefits comparable to, but not identical to, the overall level of benefits described on Exhibit VI. For purposes of this section, overall comparability shall be determined without regard to (a) any changes in the identity of the carrier, (b) any differences in plan provisions concerning the administration of benefits and procedures for obtaining reimbursement for services, and (c) any differences based on a one-for-one comparison of specific benefits in the substitute plan and those listed on Exhibit VI, it being recognized by the parties that differences in benefits offered for specific services do not necessarily render plans materially dissimilar on a comprehensive basis and that the intent of this section is to ensure only that any substitute plans adopted by the Company approximate prior plans without a material change in the overall level of benefits provided to employees and their eligible dependents. The Company will solicit the input of the Union prior to adopting a substitute plan under this section, and will allow for Union representation on any committee formed for the purpose of reviewing the provisions of any substitute plans considered by the Company.

SECTION 4.  During the term of this Agreement,

(a) The Company will make available a Comprehensive Dental Expense Plan for all employees and their eligible dependents, if any, which plan will provide a calendar year maximum of $2,500 per person (including orthodontic treatment), a lifetime maximum of $5,000 per person (excluding orthodontic treatment), a lifetime maximum of $1,500 per person for orthodontic treatment, and a calendar year deductible of $75 per covered person. The Company and employees will share the cost of the premiums for such coverage for all employees and their eligible dependents, if any, in accordance with the following schedule:

         From May 16, 1997 to December 31, 1997, the Company will pay 94% of the cost of the premiums (93% effective January 1, 1998) for employees and their eligible dependents, if any. Employees shall pay the remaining premium costs for themselves and their eligible dependents.

         Effective January 1, 1999; the Company will pay 92% of the premium costs for employees and their eligible dependents, if any. Employees shall pay the remaining premium costs for themselves and their eligible dependents.

         Effective January 1, 2000; the Company will pay 91% of the premium costs for employees and their eligible dependents, if any. Employees shall pay the remaining premium costs for themselves and their eligible dependents.

         Effective January 1, 2001; the Company will pay 90% of the premium costs for employees and their eligible dependents, if any. Employees shall pay the remaining premium costs for themselves and their eligible dependents.

         Effective January 1, 2002; the Company will pay 89% of the premium costs for employees and their eligible dependents, if any. Employees shall pay the remaining premium costs for themselves and their eligible dependents.

(b) The Company will pay the premiums for a Long Term Disability Plan for all employees.

(c) The Company shall have the right to replace any of the existing plans in Section 4(a) and (b) with another plan which will provide the same benefits. The Company will inform the Union prior to changing an existing plan with any other plan.

SECTION 5. Effective May 16, 1997, each employee shall have the option of enrolling in a qualified Health Maintenance Organization, if available, in lieu of the plan described in Section 1 above (Section 2 above, effective January 1,
1999). If an employee elects such option, and if the cost of the premiums for such optional coverage is less than the cost of the plan described in Section 1 (Section 2, effective January 1, 1999) the Company will pay 94% of the premium costs (93% effective January 1, 1998; 92% effective January 1, 1999; 91% effective January 1, 2000; 90% effective January 1, 2001; and 89% effective January 1, 2002) for such optional coverage for employees and their eligible dependents, if any. The employee shall pay the remaining premium costs for himself and his eligible dependents. If the cost of the premiums for such optional coverage exceeds the cost of the plan described in Section 1 (Section 2, effective January 1, 1999), the Company will pay an amount equal to the amount it otherwise would have paid under Section 1 (Section 2, effective January 1, 1999) for such employee and his eligible dependents had the employee not elected optional coverage, and the employee shall pay the remaining premium costs for himself and his eligible dependents.

         Each new employee shall elect at the time of hiring coverage under either the plan provided in Section 1 (Section 2, effective January 1, 1999) or optional coverage, to be effective in either event according to the enrollment provisions of each such coverage.

         For other employees, optional coverage shall become effective only on January 1st of each year. Each employee shall notify the Company prior to December 1st of the preceding year of his intention to elect optional coverage. Such optional coverage shall continue from year to year thereafter unless the employee notifies the Company prior to December 1st of any year of his intention to return to the plan provided in Section 1 (Section 2, effective January 1, 1999) as of January 1st.

SECTION 6. The employee's share of the premium costs for the coverage described in Sections 1, 2, 4(a), and 5 shall be deducted from the employee's pay on a weekly basis, provided the Company is in receipt of a written authorization for such purpose from the employee.

SECTION 7. The coverages described in Sections 1, 2, 4, and 5 shall be made available to employees in accordance with and subject to the provisions of the Company's "BENEFLEX Plan," as it may change from time to time.


                                  ARTICLE VIII

                THE UNITED ILLUMINATING COMPANY PENSION PLAN AND

                   THE UNITED ILLUMINATING COMPANY PLAN FOR

                        EMPLOYEES' DISABILITY BENEFITS

SECTION 1. The Company will take such action as may be appropriate to make modifications to The United Illuminating Company Pension Plan as may be necessary to comply with applicable laws and to obtain the approval of the U.S. Treasury Department.

SECTION 2. The Company will take such action as may be appropriate and obtain the approval of the U.S. Treasury Department to amend The United Illuminating Company Pension Plan to change the definition of Quantity C to the Employee's Average Annual Earnings from the Company during the three years during which his earnings from the Company were the highest.

SECTION 3. The Company will take such action as may be appropriate and obtain the approval of the U.S. Treasury Department to amend The United Illuminating Company Pension Plan to change the Quantity C maximum from $24,000 to $25,000 for each employee retiring on or after May 16, 1995.

SECTION 4. The Company shall maintain The United Illuminating Company Plan for Employees' Disability Benefits.

SECTION 5. The Company will take such action as may be appropriate and obtain the approval of the U.S. Treasury Department to amend The United Illuminating Company Employee Savings Plan (the "401(k) Plan") to provide as follows:

(a) Commencing January 1, 1996, the Company will contribute to the 401(k) Plan or, if the parties agree, to The United Illuminating Company Employee Stock Ownership Plan (the "ESOP") shares of Company stock in an amount equal to one-half of one percent (.50%) for each one percent (1.0%) of an employee's gross wages, up to six and one quarter percent (6.25%) of such gross wages, which the employee elects to have withheld from his or her wages and paid into the 401(k) Plan, subject to applicable limits under the Internal Revenue Code. The maximum matching contribution shall be three and one-eighth percent (3.125%) of an employee's wages and will be in the form of Company stock;

(b) Commencing January 1, 1997, the Company will contribute to the 401(k) Plan or, if the parties agree, to the ESOP shares of Company stock in an amount equal to one-half of one percent (.50%) for each one percent (1.0%) of an employee's gross wages, up to six and one half percent (6.50%) of such gross wages, which the employee elects to have withheld from his wages and paid into the 401(k) Plan, subject to applicable limits under the Internal Revenue Code. The maximum matching contribution shall be three and one-quarter percent (3.25%) of an employee's wages and will be in the form of Company stock;

(c) Commencing January 1, 1998, the Company will contribute to the 401(k) Plan or, if the parties agree, to the ESOP shares of Company stock in an amount equal to one-half of one percent (.50%) for each one percent (1.0%) of an employee's gross wages, up to six and three quarters percent (6.75%) of such gross wages, which the employee elects to have withheld from his wages and paid into the 401(k) Plan, subject to applicable limits under the Internal Revenue Code. The maximum matching contribution shall be three and three-eighths percent (3.375%) of an employee's wages and will be in the form of Company stock;

(d) Commencing January 1, 1996, expenses associated with the amendment, restatement, and administration of the 401(k) Plan shall be paid out of funds in the plan and allocated as appropriate to plan participants.


                                   ARTICLE IX

                                     SAFETY


         The Company will continue to make reasonable regulations for the safety and health of its employees during their hours of employment, and the Union agrees that it will direct its members to use the protective devices, wearing apparel and other equipment provided by the Company for the protection of employees from injury. The Union also agrees that it will encourage its members to report promptly conditions in the Company's plant that might be dangerous to employees and the public and to do all in their power to make Company property and equipment safe, sanitary and dependable.

                                    ARTICLE X

                               TOOLS AND EQUIPMENT


         The Company shall furnish all proper and necessary tools which the Company requires an employee to use in the performance of his duties. When tools and equipment are furnished by the Company to an employee, he shall be responsible for their return in good condition (ordinary wear and tear excepted), and shall pay to the Company the cost of any tools lost or carelessly damaged.


                                   ARTICLE XI

                                    SENIORITY


SECTION l. The selection of employees to fill vacancies in occupational classifications and to be laid off or rehired shall be in accordance with the principles of seniority set forth in a certain document entitled "Principles of Seniority," which document, having been agreed to by the parties, is attached hereto and made a part hereof and marked Exhibit II; PROVIDED, HOWEVER, no employee shall be entitled hereunder to assignment to any occupational classification for which he is not qualified as hereinafter provided. An employee shall be considered qualified for assignment to an occupational classification if, (a) he has the ability and training necessary for the efficient performance of the work called for therein, (b) his performance has been satisfactory and his attitude cooperative, and (c) he has no infirmity which would result in such assignment being dangerous to himself or to others or their property.

SECTION 2. Temporary reassignment of personnel and work to meet emergency conditions will be made by the Company whenever necessary without consideration of the "Principles of Seniority."

SECTION 3. Not less than 7 days prior to the effective date on which the Company proposes to promote an employee into or to fill a vacancy in an occupational classification, within Grades l to 8 inclusive or Grades E to K inclusive, for which the Union is the collective bargaining representative as provided in
Article I, Section l, or to place an employee on trial preparatory to such promotion, the Company shall post on the bulletin boards of departments affected the name of the employee and the position for which he has been selected. When an employee has been passed over for such promotion or trial, either the employee, or the Union with the employee's written consent, may, at any time prior to the effective date of such promotion or trial, request that the Company state in writing its reasons for not selecting him. At least three days prior to the proposed date of posting, the Company shall notify the appropriate Union Official of the name of the employee and the position for which he has been selected. If the Union Official so requests, prior to the posting of the notice, the Company shall postpone the posting until the seventh day after notification to the Union Official.

         In the event the Union wishes to protest the selection of such employee for the promotion or trial under consideration, the Union may submit its protest in writing as a grievance directly to a Board of Review in accordance with the provisions of Article XVII, Section 2(c) at any time prior to the effective date of such proposed promotion or trial, and said Board of Review shall be convened not more than five days after the grievance is submitted.

         If such protest is filed by the Union, the employee selected by the Company may be temporarily assigned to the occupational classification in question pending the settlement of the grievance.

SECTION 4. If, during the term of this Agreement and pursuant to the provisions of Paragraph 5 (or pursuant to the provisions of clause (b) of the second from the last sentence of Paragraph 2) of the above-mentioned "Principles of Seniority," any full-time regular employee is demoted or transferred from his regular occupational classification, as the result of being excess in such regular occupational classification, to another occupational classification in a lower grade, then, in such event and subject to the following limitations and provisions, such employee's new occupational classification shall, only for the purposes of determining such employee's regular hourly rate and the scheduled, promotional and temporary assignment increases for which such employee may be eligible under Sections 3, 5 and 6, respectively, of Article II hereof and of determining any general increase for which such employee may be eligible during the term hereof, be treated as though it were in the grade in which his regular occupational classification is:

(a) The provisions of this Section 4 shall apply to an employee only so long as he is satisfactorily performing the duties of such new occupational classification.

(b) If an employee is selected to fill a vacancy in any occupational classification for which he had on file at the time of such demotion or transfer a then effective request for transfer under the provisions of Paragraph 3 of the above-mentioned "Principles of Seniority," the provisions of this Section 4 shall not thereafter apply to such employee, except with respect to subsequent demotions or transfers covered hereby.

(c) If an employee, having requested assignment to one of the Company's line schools, is selected for such assignment, the provisions of this
         Section 4 shall not thereafter apply to such employee, except with respect to subsequent demotions or transfers covered hereby.

(d) An employee then receiving the benefits of this Section 4 may be selected, without regard to the provisions of Paragraph 2 of the above-mentioned "Principles of Seniority," to fill a vacancy in any occupational classification in the grade of such employee's regular occupational classification, if such employee has greater Company Service than the employee who would otherwise be selected to fill such vacancy, and if he is then able to do the work. In the event of such selection, the provisions of this Section 4 shall not thereafter apply to such employee, except with respect to subsequent demotions or transfers covered hereby.

                                   ARTICLE XII

                                   MANAGEMENT


         Except as otherwise provided in this Agreement, nothing in this Agreement shall be deemed to limit the Company in any way in the exercise of the regular and customary functions of management, including, among other things, the direction of the working forces; the establishment of methods of operation; the promotion and demotion of employees; the establishment of plans for increased efficiency; the adoption and maintenance of engineering standards and standards of performance and quality; the right to hire, suspend or discharge for proper cause; the right to select or employ supervisory employees, including foremen and their assistants; the right to transfer or relieve from duty because of lack of work; the right to determine from time to time the number of hours worked per day and per week; and the right to establish and enforce rules and regulations pertaining to personal conduct and deportment of employees. The provisions of this Article shall not be used arbitrarily or capriciously as to any employee or for the purpose of discriminating in any manner against the Union or its members.

                                  ARTICLE XIII

                              CONTRACTING OUT WORK


SECTION l. The Company will not contract out any work which its employees are capable of performing by virtue of their work in their respective occupational classifications, except in cases of emergency, necessity, peaks of work, or special projects creating a temporary need for substantial additional manpower and/or equipment, or in those instances when the use of contractors will increase efficiency, ensure reliability of service, or reduce costs; and in no event will the Company contract out any work which its employees are then performing if the contracting out of such work would directly result in the layoff of the employees performing such work.

SECTION 2. If the Company proposes to contract out any work which its employees are capable of performing by virtue of their work in their respective occupational classifications, the Company will notify the Union of the proposed work and will state its reasons for contracting it out. Such notice will be given either in advance of the commencement of the work or, in an emergency, within a reasonable time thereafter.


                                   ARTICLE XIV

                                 UNION SECURITY


SECTION l. The Company agrees that those employees who are members of the Union as of the effective date of this Agreement, or who hereafter become members of the Union, shall remain members of the Union in good standing as a condition of employment. An employee shall be deemed to have maintained Union membership in good standing if he shall have tendered the periodic dues uniformly required as a condition of acquiring or retaining Union membership.

SECTION 2. Employees may withdraw from membership in the Union during the fifteen-day period between October 8 and October 22 inclusive in each calendar year hereafter, and as of October 22 in each calendar year the Union shall furnish the Company with a notarized list of its members in good standing as of that date. The Union agrees that neither it nor any of its officers or members will intimidate or coerce employees into joining the Union or continuing their membership therein.

SECTION 3. As a condition of employment, all employees hired on or after June 8, l962, shall, from and after the time of employment on a regular basis, and all employees who hereafter resign from the Union in accordance with the provisions of Section 2, shall, from and after the time of resignation, pay to the Union the amount of dues payable by Union members.

SECTION 4. On October 8 in each calendar year hereafter, the Company shall post upon Company bulletin boards a notice in the form attached hereto and marked
Exhibit III.


                                   ARTICLE XV

                             DEDUCTION OF UNION DUES

SECTION l. Subsequent to implementation of a new payroll system, the Company agrees that upon the individual written request of any employee in the form attached hereto and marked Exhibit IV, it will on the first regular payday following receipt of such written request and on every regular payday thereafter deduct such amount as the President of the Union shall from time to time certify to the Company as being the weekly dues which have been established as payable in accordance with the Constitution and By-Laws of the Union, provided such an amount is owing to said employee on said payday. The President of the Union shall from time to time notify the Company of the proper amount to be deducted hereunder as Union dues of said employee, and shall certify that such deduction has been authorized in accordance with the Constitution and By-Laws of the Union. Until the implementation of a new payroll system, dues deductions shall continue to be made on a monthly basis in accordance with Article XV, Section 1 of the parties' 1995 Agreement.

SECTION 2. The sums of money so deducted shall be paid by the Company, via check or wire transfer, to the Union, whose Treasurer shall give the Company receipts therefor. It shall be the duty of the Union to certify to the Company in writing in a manner reasonably satisfactory to the Company the name and address of said Treasurer and any changes in that office. Each receipt signed by said Treasurer shall constitute a complete release and discharge of the Company as to any sums covered in said receipt.

SECTION 3. All written requests of the employees referred to in Section l of this Article shall terminate automatically upon the termination of this Agreement, and any such written request shall be revocable at any time as to future deductions by written notice by the employee to the Company.

SECTION 4. The Union agrees to indemnify and save harmless the Company for any sums which the Company is required to pay as the result of a claim that the sums of money herein referred to have been illegally deducted.

SECTION 5. On or before October l5th of each year, the Company will furnish the Union with a list of employees for whom it has Dues Deduction Authorization Forms as of September 30th.

                                   ARTICLE XVI

                                 BULLETIN BOARDS


         The Company will permit the reasonable use by the Union of the regular bulletin boards of the Company for the purpose of notifying members of the Union of:


                   l.  Meetings of the Union,

                   2.  Union elections,

                   3.  Social, educational or recreational affairs of the Union.

         No such notice shall contain any wording or implication critical of the Company or its policies or of any other person or organization. Each such notice shall be submitted to and approved by the Company before being posted.


                                  ARTICLE XVII

                               GRIEVANCE PROCEDURE


SECTION l. There shall be a Grievance Committee consisting of five employees selected by the Union, all of whom must have been employees of the Company for at least two years. There shall be at least one member of the Grievance
Committee from each of the three major departments, that is, Generation, Distribution and Treasury Departments. The Union will certify to the Company in writing the names of the employees selected by the Union to serve as the Grievance Committee and will certify to the Company in writing any changes which may be made in the membership of the Grievance Committee.

SECTION 2. During the life of this Agreement there shall be no strike, slowdown, suspension or stoppage of work in any part of the Company's operations by employees or any employee, nor any lockout by the Company in any part of the Company's operations. Should any differences arise between the Company and the Union or its members, an earnest effort shall be made to settle such differences in the following manner:

(a) First, within thirty days of the occurrence of the incident leading to the difference, between the employee or employees involved and his or their immediate supervisor, or between a steward selected by the Union to represent the employee or employees and said supervisor.

(b) If the grievance is not adjusted with the supervisor within seven days, then within ten days thereafter the individual employee or group of employees may take the matter up directly with the Management, or the grievance may be reduced to writing and signed by the employee or employees and a member of the Grievance Committee and then taken up by the Grievance Committee with the appropriate department head.

(c) If the grievance is not adjusted with the department head within three days, then within ten days thereafter either party may submit notice of the grievance in writing to a Board of Review composed of four representatives of the Management and four representatives of the Union by mailing same in accordance with the provisions of Article XX. Said Board may, by a majority vote, either finally dispose of the matter or submit it to arbitration under such terms as it may determine. The Company shall, within twelve days after the meeting of the Board at which a grievance is submitted, and upon which agreement is reached, send the Union a written statement of the disposition of such grievance.

(d) If any grievance involving an interpretation of the meaning of the provisions of this Agreement is not adjusted within twelve days after the meeting of the Board of Review at which the grievance is submitted, then within thirty days thereafter either party may submit such grievance to an arbitration board. The Company and the Union shall each appoint a representative to such board and the two representatives so appointed shall select a third arbitrator. In the event that no agreement is reached upon the third arbitrator, either representative may request the American Arbitration Association to select the third arbitrator. The decision of a majority of the arbitration board shall be rendered within 90 days after the conclusion of the hearing and the filing of briefs, and shall be final and binding. Each party shall pay the fee and expenses of its own representative on the arbitration board, and each shall pay one-half of the fee and expenses of the third arbitrator.

(e) Within said thirty-day period of subsection (d), either party may appeal to the Federal Mediation and Conciliation Service for mediation and conciliation, but such mediation and conciliation shall not be a cause for delay of such arbitration.

(f) Any grievance not taken to the next step within the time limit may be deemed to be settled, unless the parties mutually agree in writing to extend the time limit for a particular step.

(g) In determining the time limits herein, Saturdays, Sundays and holidays shall be excluded.

SECTION 3. In order for a suspension, discipline, layoff or discharge case to be considered a grievance, it must be taken up with the Company not more than five days after the date of the suspension, discipline, layoff or discharge complained of. In case of such grievance, the Union shall have the right to submit it directly to a Board of Review in accordance with the provisions of
Section 2(c) and said Board of Review shall be convened not more than five days after the grievance is submitted.

SECTION 4. The question of whether or not the Company shall pay the employee back pay for the period covered by such suspension, discipline, layoff or discharge if such suspension, discipline, layoff or discharge shall ultimately be held to have been wrongful may be considered as part of the grievance.

SECTION 5. When considering an employee's prior record for the purpose of determining the penalty to be applied in a current disciplinary action, any previous offense more than three years old shall be ignored if it did not result in disciplinary suspension, and the weight to be accorded any other previous offense shall depend on the remoteness of such other offense and on the nature of the employee's record since then.

                               GRIEVANCE PROCEDURE

                            (Effective May 16, 1998)


SECTION 1. During the life of this Agreement there shall be no strike, slowdown, suspension or stoppage of work in any part of the Company's operations by employees or any employee, nor any lockout by the Company in any part of the Company's operations. Should any differences arise between the Company and the Union or its members, an earnest effort shall be made to settle such differences in the following manner, including application of the principles of mutual gains bargaining at steps (a) and (b):

(a) First, within thirty days of the occurrence of the incident leading to the difference, between the employee or employees involved and his or their immediate supervisor, or between a steward selected by the Union to represent the employee or employees and said supervisor.

(b) If the grievance is not adjusted with the supervisor within seven days, then within ten days thereafter the individual employee or group of employees may take the matter up directly with the next level of Management as designated by the respective Business Unit representative on the Company Negotiating Committee, or the grievance may be reduced to writing and signed by the employee or employees and the appointed steward and then taken up by the steward with the same designated level of Management.

(c)      If the  grievance  is not  adjusted  with  Management  as  specified in
         Section 1(b) within three days, then within ten days thereafter either party may submit notice of the grievance in writing to a Board of Review composed of the respective Business Unit representative on the Company Negotiating Committee, one other member of the Company Negotiating Committee, a Labor Relations staff member, and four representatives of the Union by mailing same in accordance with the provisions of Article XX. Said Board will either finally dispose of the matter upon the mutual agreement of the Company and Union representatives, or either party may submit it to arbitration.

(d) If any grievance involving an interpretation of the meaning of the provisions of this Agreement is not adjusted within twelve days after the meeting of the Board of Review at which the grievance is submitted, then within thirty days thereafter either party may submit such grievance to an arbitration board. The Company and the Union shall each appoint a representative to such board and the two representatives so appointed shall select a third arbitrator. In the event that no agreement is reached upon the third arbitrator, either representative may request the American Arbitration Association to select the third arbitrator. The decision of a majority of the arbitration board shall be rendered within 90 days after the conclusion of the hearing and the filing of briefs, and shall be final and binding. Each party shall pay the fee and expenses of its own representative on the arbitration board, and each shall pay one-half of the fee and expenses of the third arbitrator.

(e) Within said thirty-day period of subsection (d), either party may appeal to the Federal Mediation and Conciliation Service for mediation and conciliation, but such mediation and conciliation shall not be a cause for delay of such arbitration.

(f) Any grievance not taken to the next step within the time limit may be deemed to be settled, unless the parties mutually agree in writing to extend the time limit for a particular step.

(g) In determining the time limits herein, Saturdays, Sundays and holidays shall be excluded.

SECTION 2. The Union shall have the right to submit a grievance involving suspension, layoff, or discharge directly to a Board of Review in accordance with the provisions of Section 1(c) and said Board of Review shall be convened not more than five days after the grievance is submitted.

SECTION 3. The question of whether or not the Company shall pay the employee back pay for the period covered by such suspension, discipline, layoff or discharge if such suspension, discipline, layoff or discharge shall ultimately be held to have been wrongful may be considered as part of the grievance.

SECTION 4. When considering an employee's prior record for the purpose of determining the penalty to be applied in a current disciplinary action, any previous offense more than three years old shall be ignored if it did not result in disciplinary suspension, and the weight to be accorded any other previous offense shall depend on the remoteness of such other offense and on the nature of the employee's record since then.

                                  ARTICLE XVIII

                          EQUAL EMPLOYMENT OPPORTUNITY


SECTION l. The Company and the Union endorse the principles and objectives of the state and federal equal employment opportunity laws. Both the Company and the Union will cooperate affirmatively to ensure that the terms and conditions of this Agreement will be administered without discrimination in regard to race, color, religious creed, age, sex, national origin, ancestry, marital status, sexual orientation, disability, and veteran status. The Company and the Union will also provide reasonable accommodations for qualified employees with a disability in accordance with applicable law.

SECTION 2. There shall be an Equal Employment Opportunity Committee consisting of three representatives of the bargaining unit designated by the Union and three representatives of the Company designated by the Company. The Committee shall meet periodically as needed (but not less than twice each year) to discuss the administration of the Agreement pursuant to Section l above.

                                   ARTICLE XIX

                            GOVERNMENTAL REGULATIONS


         If any provision of this Agreement shall be rendered invalid by operation of law, the remainder of this Agreement shall remain in full force and effect.

                                   ARTICLE XX

                           NOTICES AND CERTIFICATIONS


         All notices and certifications shall be deemed to have been fully and completely served or made by the Company when sent by registered mail addressed to Gary J. Brooks, President, Local 470-l of the Utility Workers Union of America, AFL-CIO, P.O. Box 1497, New Haven, Connecticut 06506, and by the Union when sent by registered mail to Albert N. Henricksen, Group Vice President Support Services, The United Illuminating Company, P.O. Box 1564, New Haven, Connecticut 06506-0901, unless either party hereto shall have substituted by written notice a different name or address at least five days before any such notice or certification is mailed.

                                   ARTICLE XXI

                              DURATION OF AGREEMENT


SECTION l. This Agreement shall be effective as of May l6, l997. It shall remain in effect through May l5, 2002, and shall thereafter be renewed automatically for yearly periods from year to year until canceled in accordance with the provisions of Section 3 of this Article.

SECTION 2. All General Increases provided for in this Agreement shall be effective on the Sunday nearest the effective date of this Agreement or the anniversary thereof, as set forth in Exhibit I, Schedule A, and all General Increases provided for in any successor agreement shall be effective on the Sunday nearest the effective date of such successor agreement or the anniversary thereof, regardless of whether the nearest Sunday precedes or follows the effective date of any such successor agreement or the anniversary thereof.

SECTION 3. At least sixty days but not more than seventy days before each annual renewal date commencing May l6, 2002, either party shall submit to the other party in writing notice of its desire to terminate or modify this Agreement, together with any proposed amendments or revisions to this Agreement. Not later than forty-five, nor more than sixty days prior to said renewal date, representatives of the Company and the Union shall meet to consider such proposed amendments or revisions. In the absence of such notification of cancellation, this Agreement shall be automatically renewed for yearly periods from year to year with such changes and amendments, if any, as have been agreed upon prior to the last date on which notice of cancellation of this Agreement could have been given.

SECTION 4. (a) In the event of a consolidation or merger, or in the event of the sale of the Company's operations, the Company shall require any successor corporation or purchaser to assume the terms and conditions of this Agreement with respect to all of the employees of the Company who are in the bargaining unit at the time of such consolidation, merger or sale.

         (b) Effective May 16, 1998, in the event of a sale of a significant part of the Company's operations, the Company agrees that it will require the purchaser of such operations to offer employment to all affected employees.

         Employees who do not accept such employment and who, after being assigned to the Company-wide pool, are laid off by the Company, and other employees who are laid off by the Company as a result of the sale, shall receive severance payments in an amount equal to one year's pay (i.e., 2080 hours' pay at their regular hourly rate or 52 weeks' pay at their regular weekly rate). These payments shall be in lieu of the severance payments set forth in Exhibit II for Article XI.

         IN WITNESS WHEREOF, the parties have executed this Agreement at New Haven, Connecticut, this 26 th day of August, 1997.

            LOCAL 470-l OF THE UTILITY WORKERS UNION OF AMERICA, AFL-CIO


By:        Gary J. Brooks, President

           Joseph W. Rydzy, Executive Vice President


Attest:    Diane M. Diedrich, Vice President-Client Services/Finance
                              /Support Services

           Jose J. Marti, Vice President - Generation

           Paul E. Nastri, Vice President -Electric Systems

           Joseph A. Orsini, Recording Secretary, Local 470-1



         THE UNITED ILLUMINATING COMPANY


By:        Albert N. Henricksen, Group Vice President Support Services

           Anthony J. Vallillo, Group Vice President Client Services

           James L. Benjamin, Controller

           John A. Buffa, General Manager Production

           Lloyd J. Johnson, Director Client Service Operations

           Robert A. Nastri, Director Labor/Industrial Relations

           William J. Manniel, Senior Labor/Industrial Relations Specialist



Approved:  John F. Holland, National Representative
           UWUA, AFL-CIO

                                    EXHIBIT I

                                    SCHEDULE A

                              Effective May 18, l997

                              WEEKLY RATES OF PAY FOR
                            OCCUPATIONAL CLASSIFICATIONS

         Grade             Minimum                    Maximum
       -------------------------------------------------------
           A               $308.40                    $389.20
           B                314.00                     413.20
           C                374.80                     445.60
           D                444.00                     516.00
           E                482.00                     560.00
           F                515.20                     593.20
           G                554.80                     639.60
           H                594.00                     682.00
           I                640.40                     731.20
           J                686.00                     780.40
           K                750.40                     850.80
       -------------------------------------------------------

                                HOURLY RATES OF PAY FOR

                              OCCUPATIONAL CLASSIFICATIONS

         Grade              Minimum                    Maximum
       --------------------------------------------------------
           1                $20.31                     $22.76
           2                 19.52                      21.98
           3                 18.79                      21.19
           4                 17.79                      20.09
           5                 16.73                      19.04
           6                 15.83                      18.03
           7                 14.91                      17.10
           8                 14.21                      16.30
           9                 12.20                      15.63
          l0                 11.70                      14.98
          11                 11.26                      14.47
          l2                 10.95                      14.10
          l3                 10.67                      13.73
       --------------------------------------------------------

                                    EXHIBIT I

                                    SCHEDULE A

                               Effective May 17, l998

                               WEEKLY RATES OF PAY FOR
                             OCCUPATIONAL CLASSIFICATIONS

         Grade            Minimum                     Maximum
        ------------------------------------------------------
           A              $314.57                     $396.98
           B               320.28                      421.46
           C               382.30                      454.51
           D               452.88                      526.32
           E               491.64                      571.20
           F               525.50                      605.06
           G               565.90                      652.39
           H               605.88                      695.64
           I               653.21                      745.82
           J               699.72                      796.01
           K               765.41                      867.82
        ------------------------------------------------------


                               HOURLY RATES OF PAY FOR

                            OCCUPATIONAL CLASSIFICATIONS

         Grade             Minimum                     Maximum
        -------------------------------------------------------
           1               $20.72                      $23.22
           2                19.91                       22.42
           3                19.17                       21.61
           4                18.15                       20.49
           5                17.06                       19.42
           6                16.15                       18.39
           7                15.21                       17.44
           8                14.49                       16.63
           9                12.44                       15.94
          l0                11.93                       15.28
          11                11.49                       14.76
          l2                11.17                       14.38
          l3                10.88                       14.00
        ------------------------------------------------------

                                    EXHIBIT I

                                    SCHEDULE A

                               Effective May 16, l999

                               WEEKLY RATES OF PAY FOR
                             OCCUPATIONAL CLASSIFICATIONS

         Grade             Minimum                     Maximum
        -------------------------------------------------------
           A               $320.86                     $404.92
           B                326.69                      429.89
           C                389.95                      463.60
           D                461.94                      536.85
           E                501.47                      582.62
           F                536.01                      617.16
           G                577.22                      665.44
           H                618.00                      709.55
           I                666.27                      760.74
           J                713.71                      811.93
           K                780.72                      885.18
        -------------------------------------------------------

                               HOURLY RATES OF PAY FOR

                             OCCUPATIONAL CLASSIFICATIONS

         Grade             Minimum                     Maximum
        -------------------------------------------------------
           1               $21.13                      $23.68
           2                20.31                       22.87
           3                19.55                       22.04
           4                18.51                       20.90
           5                17.40                       19.81
           6                16.47                       18.76
           7                15.51                       17.79
           8                14.78                       16.96
           9                12.69                       16.26
          l0                12.17                       15.59
          11                11.72                       15.06
          l2                11.39                       14.67
          l3                11.10                       14.28
        -------------------------------------------------------

                                     EXHIBIT I

                                     SCHEDULE A

                               Effective May 21, 2000

                               WEEKLY RATES OF PAY FOR
                             OCCUPATIONAL CLASSIFICATIONS

         Grade             Minimum                     Maximum
        -------------------------------------------------------
           A               $327.28                     $413.02
           B                333.22                      438.49
           C                397.75                      472.87
           D                471.18                      547.59
           E                511.50                      594.27
           F                546.73                      629.50
           G                588.76                      678.75
           H                630.36                      723.74
           I                679.60                      775.95
           J                727.98                      828.17
           K                796.33                      902.88
        -------------------------------------------------------

                               HOURLY RATES OF PAY FOR

                             OCCUPATIONAL CLASSIFICATIONS

         Grade             Minimum                     Maximum
        -------------------------------------------------------
           1               $21.55                      $24.15
           2                20.72                       23.33
           3                19.94                       22.48
           4                18.88                       21.32
           5                17.75                       20.21
           6                16.80                       19.14
           7                15.82                       18.15
           8                15.08                       17.30
           9                12.94                       16.59
          l0                12.41                       15.90
          11                11.95                       15.36
          l2                11.62                       14.96
          l3                11.32                       14.57
        ------------------------------------------------------

                                    EXHIBIT I

                                    SCHEDULE A

                               Effective May 20, 2001

                               WEEKLY RATES OF PAY FOR
                             OCCUPATIONAL CLASSIFICATIONS

         Grade             Minimum                     Maximum
        -------------------------------------------------------
           A               $333.83                     $421.28
           B                339.88                      447.26
           C                405.71                      482.33
           D                480.60                      558.54
           E                521.73                      606.16
           F                557.66                      642.09
           G                600.54                      692.33
           H                642.97                      738.21
           I                693.19                      791.47
           J                742.54                      844.73
           K                812.26                      920.94
        -------------------------------------------------------

                               HOURLY RATES OF PAY FOR

                             OCCUPATIONAL CLASSIFICATIONS

         Grade             Minimum                     Maximum
        -------------------------------------------------------
           1               $21.98                      $24.63
           2                21.13                       23.80
           3                20.34                       22.93
           4                19.26                       21.75
           5                18.11                       20.61
           6                17.14                       19.52
           7                16.14                       18.51
           8                15.38                       17.65
           9                13.20                       16.92
          l0                12.66                       16.22
          11                12.19                       15.67
          l2                11.85                       15.26
          l3                11.55                       14.86
        -------------------------------------------------------

                                    EXHIBIT I

                                   SCHEDULE B

                          OCCUPATIONAL CLASSIFICATIONS

OCCUPATIONAL TITLE                                                   CODE NO.
--------------------------------------------------------------------------------
Administrative Clerk.................................................1583 - D
Administrative Clerk.................................................1672 - G
Administrative Clerk I...............................................1678 - D
Administrative Clerk II..............................................1675 - E
Administrative Secretary.............................................158l - G
Administrative Stenographer..........................................1582 - E
Area Leader..........................................................8330 - 2
Assistant Unit Operator..............................................6065 - 3
Barge Unloader Operator..............................................6530 - 5
Building Maintenance Repairer and Painter............................6720 - 6
Building Services Working Leader.....................................3767 - 4
Cable Splicer First Class............................................7940 - 3
Cable Splicer Second Class...........................................7945 - 7
Chemistry Helper A...................................................5712 - 7
Chemistry Helper B...................................................5711 - 10
Chemistry Technician.................................................5713 - 5
Chief Clerk - Purchasing.............................................3340 - H
Chief Mechanic.......................................................762l - 2
Chief Stockhandler...................................................3540 - 6
Clerical Assistant...................................................2004 - C
Clerk - Construction and Maintenance Records.........................8125 - I
Clerk - Customer Services............................................9557 - E
Clerk - Fuel and Generation Records..................................5429 - G
Clerk - Maps and Records.............................................4783 - G
Clerk - Maps and Records Senior......................................4784 - H
Clerk - Order........................................................3360 - E
Clerk - Production Records...........................................5428 - E
Clerk - Record ......................................................3380 - C
Clerk - Relief.......................................................2005 - I
Clerk - Typist II....................................................5030 - E
Clerk - Underground..................................................8070 - H
Clerk - Work In Progress.............................................7265 - F
Client Relations Center Associate "A"................................7291 - I
Client Relations Center Associate "B"................................7292 - H
Client Relations Center Working Leader...............................7290 - J
Collections Administrative Representative............................1981 - I

OCCUPATIONAL TITLE                                                   CODE NO.
--------------------------------------------------------------------------------
Collections Field Technician.........................................8343 - 9
Cost Analyst.........................................................3255 - J
Customer Relations Field Representative..............................7270 - K
Customer Service Office Representative...............................2563 - G
Customer Service Office Senior Representative........................2561 - H
Customer Service Office Special Representative.......................2562 - G
Data Entry Operator - Senior.........................................2445 - E
Distribution Administrative Clerk....................................7256 - G
Drafter..............................................................4865 - J
Drafting Clerk.......................................................4875 - D
Driver Boom Operator.................................................3667 - 7
Driver Equipment Operator............................................8035 - 6
Electrical Maintenance Working Leader................................5973 - l
Field Technician I...................................................8332 - 3
Field Technician II..................................................8334 - 8
Final Collection Administrative Representative.......................1981 - I
Fuel Handling  Working  Leader.......................................65l5 - 4
Fuel Handling Working Leader (BHS) ............................. ....65l6 - 3
Garage Attendant.....................................................7690 -l2
Garage Mechanic First Class..........................................7650 - 3
Garage Mechanic Helper...............................................7670 - 9
Garage Mechanic Second Class.........................................7660 - 6
Garage Parts & Repair Mechanic.......................................7680 - 7
Gate Tender..........................................................6660 - D
Glove Lab Technician.................................................7745 - 7
Instruments & Controls Helper B......................................5770 - 10
Instruments & Controls Repair Technician.............................5790 - 5
Instruments & Controls Technician....................................5735 - 7
Instrument & Electrical Specialist I.................................5934 - 1
Instrument & Electrical Specialist II................................5936 - 5
Instrument & Electrical Specialist III...............................5938 -10
Junior Cost Analyst..................................................3134 - G
Junior Drafter.......................................................4880 - H
Junior Field Technician I............................................4940 - H
Junior Field Technician II...........................................4980 - I
Line Group Leader....................................................78l0 - l
Line Trouble Shooter.................................................7800 - 2
Line Utility Worker..................................................7741 - 6

OCCUPATIONAL TITLE                                                   CODE NO.
--------------------------------------------------------------------------------
Line Worker First Class..............................................7770 - 2
Line Worker Second Class.............................................7780 - 6
Line Worker Second Class.............................................7781 - 6
Line Worker Third Class..............................................7790 - 9
Maintenance Support Technician I.....................................6404 - 1
Maintenance Support Technician II....................................6406 - 5
Maintenance Support Technician III...................................6408 - 9
Mechanic First Class.................................................6400 - 3
Mechanic Helper......................................................6417 - 10
Mechanic Second Class................................................6410 - 6
Mechanic Third Class.................................................6415 - 9
Mechanical Maintenance Working Leader................................6455 - l
Meter/Equipment Stager...............................................8340 - 9
Meter Lab Technician.................................................8338 - 6
Meter Reader.........................................................2735 - l0
Meter Reader Outlying Area...........................................2745 - 9
Meter Re-Reader......................................................2755 - 9
Meter Records Control Clerk..........................................8455 - H
Meter Services Working Leader........................................8385 - 2
Meter Tester and Installer First Class...............................8380 - 3
Meter Tester and Installer Second Class..............................8440 - 5
Meter Tester and Installer Third Class...............................8400 - 8
Meter Tester and Repairer First Class................................8420 - 6
Meter Tester and Repairer Second Class...............................8410 - 9
Office Maintenance Helper I..........................................3764 - 10
Office Maintenance Helper II.........................................3765 - 8
Office Maintenance Specialist........................................3766 - 6
Operations Apprentice................................................6751 - 11
Operator Ash & Waste Water Systems...................................6063 - 5
Operator - Fuel Handling.............................................6518 - 7
Operator - Fuel Handling - (BHS).....................................6520 - 6
Operator - Slag & Screen House.......................................6061 - 8
Painter..............................................................8640 - 7
Plant Accounting Data Control Clerk..................................3125 - H
Plant Chemistry Analyst..............................................5714 - 3
Plant ECS Maintenance Specialist.....................................6046 - 6
Plant ECS Working Leader.............................................6045 - 4
Plant Operator I.....................................................6070 - 1
Plant Operator II....................................................6072 - 4

OCCUPATIONAL TITLE                                                   CODE NO.
--------------------------------------------------------------------------------
PlantOperator III....................................................6074 - 8
Power Delivery Apprentice............................................7776 - 5
Power Delivery Construction Specialist...............................7772 - 2
Power Delivery Equipment Specialist..................................7777 - 6
Power Delivery Helper................................................7779 - 9
Power Delivery Splice Specialist.....................................7774 - 2
Power Delivery Trouble Shooter.......................................7769 - 2
Power Delivery Working Leader........................................7767 - 1
Power Plant Systems Control Technician...............................5750 - 3
Purchasing Inquiry Clerk.............................................3365 - E
Records Audit Clerk..................................................3130 - G
Report Distribution/Help Desk Clerk..................................1608 - F
Residential Collections Representative...............................1971 - H
Secondary Field Technician...........................................8336 - 7
Senior Administrative Clerk..........................................1670 - H
Senior Clerk - Final Collections.....................................1980 - H
Senior Clerk - Stores Control........................................3630 - E
Senior Cost Analyst..................................................3260 - K
Senior Drafter.......................................................4851 - K
Senior Drafting Clerk................................................4876 - F
Senior Meter/Customer Records Clerk..................................8460 - H
Senior Residential Collections Representative........................1972 - I
Senior Stores Analyst................................................3533 - I
Services Technician..................................................7540 - I
Special Collection Analyst...........................................1977 - G
Special Bill Analyst.................................................2015 - G
Special Bill Analyst Senior..........................................2016 - H
Standard Resource Clerk..............................................8350 - H
Station Electrician Helper - Maintenance.............................5950 - l0
Station Electrician Maintenance......................................5970 - 3
Station Electrician Second Class - Maintenance.......................5940 - 6
Station Electrician Third Class - Maintenance........................5945 - 9
Stockhandler.........................................................3660 - 8
Stores Analyst.......................................................3531 - G
Stores Working Leader................................................3535 - 4
Substation Electrician - Construction & Maintenance..................8220 - 2
Substation Electrician Second Class..................................8190 - 6
Substation Electrician Specialist....................................8260 - l
Substation Electrician Third Class...................................8195 - 9
Substation Utility Worker............................................8635 - 6

OCCUPATIONAL TITLE                                                   CODE NO.
--------------------------------------------------------------------------------
Technical Stenographer...............................................5045 - G
Telephone Operator...................................................7380 - E
Tool Repairer........................................................6413 - 6
Underground Inspector................................................7925 - 6
Underground Maintenance Worker "A"...................................8040 - 7
Underground Maintenance Worker "B"...................................8050 -l0
Unit Operator........................................................6255 - 1
Utility Operator.....................................................6256 - l
Vacation Relief Operator.............................................6253 - 1

                            EXHIBIT II FOR ARTICLE XI

                            PRINCIPLES OF SENIORITY

         Pursuant to the provisions of Section l of Article XI of the current Agreement between the Company and the Union, and subject to the proviso therein stated, the following principles of seniority shall apply:

         l. Each full-time regular and each full-time temporary employee covered by said Agreement, upon completion of his probationary period, shall accumulate seniority of the following types:

(a) Classification Seniority based on the employee's service in his curren occupational classification.

(b)      Company Service based on the employee's service with the Company.

         2. Sequences of Promotion are hereby established as set forth in certain charts attached hereto, made a part hereof and hereinafter referred to as "said charts." In selecting an employee to fill a vacancy in any occupational classification, the principle of seniority to be applied is as follows:

(a) In filling a vacancy in an occupational classification forming a part of a Sequence of Promotion, other than the lowest rated occupational classification in such Sequence of Promotion:

         (i) Employees assigned to the same occupational classification elsewhere in the Company shall, upon request, receive first consideration for filling such vacancy, on the basis of Classification Seniority.

         (ii) Employees assigned to the occupational classification immediately preceding it in such Sequence of Promotion shall receive second consideration for filling such vacancy, on the basis of Classification Seniority.

(b) In filling a vacancy in the lowest rated classification in any Sequence of Promotion or in any occupational classification not forming a part of a Sequence of Promotion:

         (i)   Employees  assigned  to  the  same  occupational   classification
               elsewhere in the Company shall, upon request, receive first consideration for filling such vacancy, on the basis of Classification Seniority.

         (ii) Employees assigned to the Company-wide pool and employees who have on file effective requests for transfer to such occupational classification shall receive second consideration for filling such vacancy, on the basis of Company Service.

         For purposes of this Paragraph 2, each laid-off employee shall be considered as having on file an effective request for transfer to each occupational classification in which a vacancy occurs while he is laid off.

         In the case of any employee who (a) is no longer able to do satisfactorily the work in his regular occupational classification because of his mental or physical condition, or (b) becomes an excess employee in his regular occupational classification as a result of the Company's having changed its methods or equipment, such employee may, notwithstanding the provisions of this Paragraph 2, be selected to fill a vacancy in any occupational classification, the work in which he is then able to do, if such employee has greater Company Service than the employee who would otherwise be selected to fill such vacancy. If the employee declines an assignment to such an occupational classification, he shall thereafter receive only the regular hourly rate of the occupational classification in which he is then working.

         If a vacancy should occur in an occupational classification at a time when one or more employees are receiving the benefits of Section 4 of Article XI of the current Agreement between the Company and the Union, as the result of having been demoted or transferred therefrom, as excess therein, to other occupational classifications in lower grades, then, notwithstanding the provisions of this Paragraph 2(a) or 2(b), such employees shall receive first consideration for filling the vacancy in such occupational classification on the basis of their respective Classification Seniorities in it at the time of their respective demotions or transfers from it.

(c) Notwithstanding any other provision in these Principles of Seniority, if a vacancy occurs in a full-time Client Relations Center Associate "B" classification for which Credit & Collection Representatives are considered, part-time Client Relations Center Associates "A" and "B" shall be considered, along with such Credit & Collection Representatives, for filling the vacancy on the basis of their Classification Seniority. For the purpose of filling the aforesaid vacancy only, the Classification Seniority for such part-time employees shall include one-half of the employee's service as a part-time Client Relations Center Associates "A" or "B," and any prior full-time service as a Client Relations Center Associate "A" or "B," provided there has been no break in service. Thereafter, such employee's Classification Seniority and Company Service for all purposes (except for Article V and VIII) shall commence on the date the part-time employee began full-time service as a Client Relations Center Associate "B."

         3. An employee desiring transfer to a different occupational classification or section must file with his immediate supervisor in quadruplicate a written request for transfer on a form to be provided by the Company. The supervisor shall sign and return to the employee one copy of the request for transfer, and the Company shall send one copy to the Union. A request for transfer shall be effective only with respect to vacancies occurring more than 30 days after it is filed with the employee's supervisor. An employee may not have on file at any one time more than 25 effective requests for transfer. An employee having on file a request for transfer to any occupational classification or section may at any time withdraw such request for transfer by filing with his immediate supervisor a written notice of withdrawal, but if prior to the filing of such notice of withdrawal such employee shall have been selected to fill a vacancy in such occupational classification or section, such employee shall not be eligible for one year thereafter to file another request for transfer to such occupational classification or section. Any employee transferred at his own request shall not be eligible to request another transfer for one year thereafter.

         4. It is the mutual desire of the Company and the Union that able employees should have the opportunity to advance through the Sequences of Promotion. Whenever normal advancement through any occupational classification is blocked or seriously impaired by the assignment thereto of employees who have proven themselves unwilling to advance further, the Company may, upon five days' notice to the Union, require such employees to accept promotion or demotion, as appropriate to the extent necessary to open such occupational classification for normal advancement through it. The provisions of this Paragraph 4, if applied in any occupational classification, shall be applied to the employees therein in the reverse order of their Classification Seniority, i.e., first to the employee with the least Classification Seniority. The provisions of this Paragraph 4 shall not be so applied as to require any employee to accept promotion or demotion from the occupational classification to which such employee is assigned as of the date hereof.

         5. In the event that it is necessary at any time for the Company to reduce the number of employees in any occupational classification, eliminate any occupational classification, or lay off employees, the following principles of seniority and employment protections shall apply:

(a) If there are excess employees in any occupational classification other than one forming part of the Company-wide pool, the excess employees in such occupational classification having the least Classification Seniority shall be demoted to the next lower occupational classification in the applicable Sequence of Promotion, if any, otherwise to the Company-wide pool.

(b) Prior to May 16, 1999, the Company will not layoff any employees employed as of May 16, 1997, whose positions are eliminated or who are displaced by another employee in either case as a direct result of process redesign changes that the Company has devised and implemented with bargaining unit involvement and that involved the integration of bargaining unit occupational classifications. The employment protections set forth in this subparagraph (b) shall not apply to employees hired after May 16, 1997.

(c) Prior to May 16, 1998, the Company will not layoff any employee who as of May 16, 1997, has less than 7.5 years of Company Service.

(d) Prior to May 16, 1999, the Company will not layoff any employee who as of May 16, 1997, has between 7.5 years and 9.5 years of Company Service.

(e) During the term of this Agreement, the Company will not layoff any employee who as of May 16, 1997, has more than 9.5 years of Company Service. The employment protections set forth in this subparagraph (e) shall not extend beyond the expiration date of this Agreement.

(f) Employees shall be laid off in the reverse order of their Company Service regardless of their current occupational classification, i.e., the employee with the least Company Service first.

(g) Any employees who are laid off shall be eligible for severance benefits in accordance with subparagraph (h) below.

(h) Any employee laid off during the term of the current Agreement between the Company and the Union under the provisions of this Paragraph 5 shall have the option of electing at any time within fourteen days after such layoff, by written notice addressed to the Company's Human Resources Department, 157 Church Street, New Haven, CT 06506-0901, to receive, in lieu of all other rights as a laid-off employee, a separation allowance. In the event such employee elects to receive a separation allowance, such separation allowance shall be in an amount equal to eighty hours' pay at his regular hourly rate (or two week's pay at his regular weekly rate, as the case may be) plus an additional forty hours' pay at his regular hourly rate (or an additional week's pay at his regular weekly rate, as the case may be) for each full year of his Company Service. Any employee electing to receive a separation allowance hereunder shall thereupon be deemed to have resigned his employment with the Company for all purposes and, if thereafter at any time re-employed by the Company, shall be deemed to be a "new" employee for all purposes. Laid-off employees not electing to receive a separation allowance hereunder shall be considered for recall in the order of their Company Service. Notice of recall shall be given by mailing, registered mail, return receipt requested, a recall notice addressed to the employee being recalled at his most recent address as shown on the Company's records. A copy of each such recall notice shall be sent to the Union by the Company. The Company shall not hire any new employee for assignment to any occupational classification until all laid-off employees then having Company
          Service and then able to perform the work in such occupational classification have been recalled to work.

     6. In measuring an employee's Classification Seniority and Company Service, the following rules shall apply:

(a) No period in excess of three months during which an employee was absent from work because of layoff, suspension or leave of absence without pay (other than for sickness or injury) and no period in excess of one year during which an employee was absent from work because of leave of absence without pay for sickness or injury shall be included; provided, however, this exclusion shall not apply in the case of military leaves of absence if such employee applies for reinstatement within the time limits specified under applicable provisions of Federal or State law.

(b) An employee shall lose all Classification Seniority and Company Service theretofore accumulated if he:

         (l) resigns or quits,
         (2) is discharged for cause,
         (3) is not recalled to work within one hundred and four weeks after being laid off,
         (4) fails to return to work from layoff within the period designated in his recall notice, or
         (5) is absent from work for seven consecutive days without proper notice, unless his failure to give notice is excused by the Company.

(c) If, in connection with a layoff or reduction in the work force in any occupational classification, an employee is demoted, he shall assume in the occupational classification to which demoted, in addition to such Classification Seniority as he may previously have had in it, such Classification Seniority as he may have accumulated in the occupational classification or classifications from or through which he is so demoted.

(d) An employee's Classification Seniority in an occupational classification that is one of two or more occupational classifications from all of which direct promotions are normally made to another occupational classification, as set forth in the appropriate Sequence of Promotion, shall include his Classification Seniority in all such two or more occupational classifications.

(e) If two or more employees have equal Classification Seniority, seniority as between those employees shall be determined by comparing seniority in the following categories consecutively until the tie is broken:

         (1) Classification Seniority in successively lower occupational classifications, to the lowest rated occupational classification in the Sequence of Promotion.
         (2)    Company Service.

         If seniority is still equal, the employee with the lowest social security number shall be considered senior.

         7. For the purpose of applying subparagraphs (a) and (b) of Paragraph 2 and subparagraphs (a) and (b) of Paragraph 5, the corresponding departments in all geographical areas shall be deemed to be merged and shall be treated as single departments on a Company-wide basis, and the corresponding Sequences of Promotion in such corresponding departments shall be deemed to be merged and shall be treated as single Sequences of Promotion on a Company-wide basis; provided, however, if the Company in connection with assuming the operation of any utility plant or system should employ persons theretofore employed by the previous operator of such utility plant or system, the provisions of this Paragraph 7 shall not apply to such persons.

         8. A Line Worker Second Class shall be deemed to have satisfied  clause
(a) of Section 1 of Article XI, and a vacancy in the occupational classification of Line Worker First Class shall be deemed to exist for that employee for the purpose of Section 1 of Article XI, subject to the following terms and conditions:

(a) The employee shall have performed satisfactorily as a Line Worker Second Class for at least three years.

(b) The employee shall have satisfactorily demonstrated that he has the skills and knowledge necessary to complete the work orders and tasks in the "Line Worker Second Class Manual," and any subsequent revisions of the Manual which the Company may issue from time to time.

         The Company shall establish training and evaluation programs, provide the necessary personnel and facilities, and permit participation by eligible employees during normal working hours, but not to an extent that will interfere with the Company's customary operations.

         9. A Mechanic Second Class shall be deemed to have satisfied clause (a) of Section 1 of Article XI, and a vacancy in the occupational classification of Mechanic First Class shall be deemed to exist for that employee for the purpose of Section 1 of Article XI, subject to the following terms and conditions:

(a) The employee shall have performed satisfactorily as a Mechanic Second Class for at least four years.

(b) The employee shall have satisfactorily demonstrated that he has the skills and knowledge necessary to complete the tasks described in the "Mechanic Second Class Manual," and any subsequent revisions of the Manual which the Company may issue from time to time.

         The Company shall establish training and evaluation programs, provide the necessary personnel and facilities, and permit participation by eligible employees during normal working hours, but not to an extent that will interfere with the Company's customary operations.

         l0. A Junior Cost Analyst shall be deemed to have satisfied clause (a) of Section l of Article XI, and a vacancy in the occupational classification of Cost Analyst shall be deemed to exist for that employee for the purpose of Section l of Article XI, subject to the following terms and conditions:

(a) The employee shall have performed satisfactorily as a Junior Cost Analyst for at least twenty-four months.

(b) The employee shall have satisfactorily met minimum acceptable performance standards for every task and demonstration set forth in the "Training Demonstration & Evaluation Manual," and any subsequent revisions of the Manual which the Company may issue from time to time.

         The Company shall establish training and evaluation programs, provide the necessary personnel and facilities, and permit participation by eligible employees during normal working hours, but not to an extent that will interfere with the Company's customary operations.

         11. A Substation Electrician 3rd Class shall be deemed to have satisfied clause (a) of Section 1 of Article XI, and a vacancy in the occupational classification of Substation Electrician 2nd Class shall be deemed to exist for that employee for the purpose of Section 1 of Article XI, subject to the following terms and conditions:

(a) The employee shall have performed satisfactorily as a Substation Electrician 3rd Class for at least twelve months.

(b) The employee shall have satisfactorily completed, with a passing grade of 70% or better, all of the required classroom topics set forth in the "Substation Electrician Third Class Manual," and any subsequent revisions to the Manual which the Company may issue from time to time.

(c) The employee shall have satisfactorily demonstrated that he has the skills and knowledge necessary to complete the work orders and tasks in the "Substation Electrician Third Class Manual," and any subsequent revisions of the Manual which the Company may issue from time to time.

         A Substation Electrician 2nd Class shall be deemed to have satisfied clause (a) of Section 1 of Article XI, and a vacancy in the occupational classification of Substation Electrician - Construction and Maintenance shall be deemed to exist for that employee for the purpose of Section 1 of Article XI, subject to the following terms and conditions:

(a) The employee shall have performed satisfactorily as a Substation Electrician 2nd Class for at least four years.

(b) The employee shall have satisfactorily completed, with a passing grade of 70% or better, all of the required classroom topics set forth in the "Substation Electrician Second Class Manual," and any subsequent revisions to the Manual which the Company may issue from time to time.

(c) The employee shall have satisfactorily demonstrated that he has the skills and knowledge necessary to complete the work orders and tasks in the "Substation Electrician Second

         Class Manual," and any subsequent revisions of the Manual which the Company may issue from time to time.

         12. A Chemistry Helper "B" shall be deemed to have satisfied clause (a) of Section 1 of Article XI, and a vacancy in the occupational classification of Chemistry Helper "A" shall be deemed to exist for that employee for the purpose of Section 1 of Article XI, subject to the following terms and conditions:

(a) The employee shall have performed satisfactorily as a Chemistry Helper "B" for at least ninety days.

(b) The employee shall have satisfactorily completed, with a passing grade of 70% or better, all of the required classroom topics set forth in the "Training Program for Plant Chemistry Analysts: Phase I--Chemistry Helper A," and any subsequent revisions to the Program that the Company may issue from time to time.

(c) The employee shall have satisfactorily demonstrated that he has the skills and knowledge necessary to complete the demonstrations and tasks in the "Formal Hands-on Training Program," and any subsequent revisions of the Program that the Company may issue from time to time.

         A Chemistry  Helper "A" shall be deemed to have satisfied clause (a) of
Section 1 of Article XI, and a vacancy in the occupational classification of Chemistry Technician shall be deemed to exist for that employee for the purpose of Section 1 of Article XI, subject to the following terms and conditions:

(a) The employee shall have performed satisfactorily as a Chemistry Helper "A" for at least twelve months.

(b) The employee shall have satisfactorily completed, with a passing grade of 70% or better, all of the required classroom topics set forth in the "Training Program for Plant Chemistry Analysts: Phase II--Chemistry Technician," and any subsequent revisions to the Program that the Company may issue from time to time.

(c) The employee shall have satisfactorily demonstrated that he has the skills and knowledge necessary to complete the demonstrations and tasks in the "Formal Hands-on Training Program," and any subsequent revisions of the Program that the Company may issue from time to time.

         A Chemistry  Technician shall be deemed to have satisfied clause (a) of
Section 1 of Article XI, and a vacancy in the occupational classification of Plant Chemistry Analyst shall be deemed to exist for that employee for the purpose of Section 1 of Article XI, subject to the following terms and conditions:

(a) The employee shall have performed satisfactorily as a Chemistry Technician for at least four years.

(b) The employee shall have satisfactorily completed, with a passing grade of 70% or better, all of the required classroom topics set forth in the "Training Program for Plant Chemistry Analysts: Phase III--Plant Chemistry Analyst," and any subsequent revisions to the Program that the Company may issue from time to time.

(c) The employee shall have satisfactorily demonstrated that he has the skills and knowledge necessary to complete the demonstrations and tasks in the "Formal Hands-on Training Program," and any subsequent revisions of the Program that the Company may issue from time to time.

         The Company shall establish training and evaluation programs, provide the necessary personnel and facilities, and permit participation by eligible employees during normal working hours, but not to an extent that will interfere with the Company's customary operations.

                           EXHIBIT III FOR ARTICLE XIV

                      STATEMENT WITH RESPECT TO MAINTENANCE

                     OF MEMBERSHIP AND AGENCY SHOP PROVISION

                            IN COMPANY-UNION CONTRACT


         Briefly, the maintenance of membership and agency shop clause provides as follows:

         l. If you are now a member of the Union in good standing, or if you hereafter join the Union, you will be required, as a condition of employment, to maintain your good standing in the Union in accordance with the terms of the Contract, unless, before (insert proper date), you notify the Union in writing that you desire to withdraw from membership. If you withdraw from membership, you must continue to pay dues to the Union.

         2. If you were hired prior to June 8, l962, and if you are not now a member in good standing, this contract provision does not require that you join or pay dues to the Union, but you are free to join or not to join, or to pay dues or not pay dues, as you wish.

         3. If you were hired on or after June 8, l962, you are free to join or not join the Union as you wish, but you must pay dues to the Union whether you join or not.

         4. If you have any question as to whether you are now a member of the Union, or wish to be informed as to whether the Union regards you as a member, inquire of an appropriate Union or Company official.

                            EXHIBIT IV FOR ARTICLE XV

                       DUES DEDUCTION AUTHORIZATION FORM

                                            Date: ___________________________

The United Illuminating Company
157 Church Street
New Haven, Connecticut  06510-2103

         I hereby request and direct The United Illuminating Company to deduct each week from payments for my services such amount as the President of Local 470-l of the UWUA, AFL-CIO shall from time to time certify to the Company as being the weekly dues which have been established as payable in accordance with the Constitution and By-Laws of the Union. I request that such amount be deducted on the first regular payday after the delivery of this request to the Company, provided such an amount is owing to me on said payday.

         I direct that said sum be paid to the Treasurer of the Union who is certified by the Union to the Company from time to time.

         I agree to indemnify and save harmless the Company for any sums which the Company may be required to pay as the result of a claim that money deducted from my pay and paid to the Treasurer of the Union in accordance with this request has been illegally deducted.

         This authorization may be revoked by me at any time as to any future deductions by giving written notice to the Company and shall not be effective during any period when there is no Agreement between the Company and said Union.

                            EXHIBIT V FOR ARTICLE VII

          BLUE CROSS & BLUE SHIELD OF CONNECTICUT CENTURY PREFERRED PLAN

                               SUMMARY OF BENEFITS

--------------------------------------------------------------------------------
            SERVICE                            MANAGED BENEFITS

--------------------------------------------------------------------------------

Costshares                         In-Network services subject to copays

                                   $10 Office Visit Copay
                                   $50 Emergency Room Copay - Waived if Admitted $50 Outpatient Surgery Copay
                                   $200 Admission Copay*

                                   *Note:  Admission Copay is taken once per
                                           contract per calendar year

                                   In-Network Lifetime Maximum - Unlimited

                                   Out-of-Network services subject to
                                   deductible and coinsurance

                                   Deductible - $200/$400/$500
                                   Coinsurance - 80%/20%
                                   Coinsurance Maximum - $800/$1,600/$2,000

                                   Out-of-Network Lifetime Maximum - $1,000,000

                                   All Utilization Review is member
                                   responsibility
--------------------------------------------------------------------------------
Preventive Care                    In-Network - $10 Copay
Pediatric                          Covered according to age-based schedule

                                   Out-of-Network - Subject to Deductible an
                                   Coinsurance
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Adult                              In-Network - $10 Copay
                                   Covered according to age-based schedule

                                   Out-of-Network - Subject to Deductible and
                                   Coinsurance
--------------------------------------------------------------------------------
Vision                             In-Network - $10 Copay
                                   Covered once every two years

                                   Out-of-Network - Subject to Deductible and
                                   Coinsurance
--------------------------------------------------------------------------------
Hearing                             In-Network - $10 Copay
                                    Covered once every two years

                                    Out-of-Network - Subject to Deductible and
                                    Coinsurance
--------------------------------------------------------------------------------
Gynecological                       In-Network - $10 Copay
                                    Covered once per year

                                    Out-of-Network - Subject to Deductible and
                                    Coinsurance
--------------------------------------------------------------------------------
Mammography                         In-Network - Covered
                                    According to age-based schedule

                                    Out-of-Network - Subject to Deductible and
                                    Coinsurance
--------------------------------------------------------------------------------
Medical Services
Primary Care Medical Office Visit  In-Network - $10 Copay
or Specialist Consultations
                                   Out-of-Network - Subject to Deductible and
                                   Coinsurance
--------------------------------------------------------------------------------
Outpatient Rehabilitation          In-Network - $10 Copay
Physical, Speech, Cardiac,         Covered up to 50 combined treatments
Occupational, and                  per member per calendar year
Chiropractic                       (Treatment Plan Required)

                                   Out-of-Network - Subject to Deductible and
                                   Coinsurance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Allergy                            In-Network - $10 Copay (Office Visit)
                                   (Treatment Plan Required)

                                   No Copay - Injections

                                   Out-of-Network - Subject to Deductible and
                                   Coinsurance
--------------------------------------------------------------------------------
Diagnostic Lab & X-ray             In-Network - Covered

                                   Out-of-Network - Subject to Deductible and
                                   Coinsurance
--------------------------------------------------------------------------------
Inpatient Medical Services         In-Network - Covered

                                   Out-of-Network - Subject to Deductible and
                                   Coinsurance
--------------------------------------------------------------------------------
Surgery Fees                       In-Network - Covered
                                   (Prior Authorization Required)

                                   Out-of-Network - Subject to Deductible and
                                   Coinsurance
--------------------------------------------------------------------------------
Office Surgery                     In-Network - Covered

                                   Out-of-Network - Subject to Deductible and
                                   Coinsurance
--------------------------------------------------------------------------------
Outpatient Mental Health           In-Network - Covered at 80% to $2,000
and Substance Abuse                per member per calendar year

                                   Out-of-Network - Subject to Deductible and
                                   Coinsurance
                                   ($2,000 maximum per member per calendar year)
--------------------------------------------------------------------------------
Emergency Care                     In-Network - $50 Copay (waived if admitted)
Emergency Room
                                   Out-of-Network - Subject to Deductible and
                                   Coinsurance

                                   Sudden & Serious Guidelines must be followed

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Walk-in Center                     In-Network - $10 Copay
                                   Out-of-Network - Subject to Deductible and
                                   Coinsurance
--------------------------------------------------------------------------------
Ambulance                          20% coinsurance - waived if admitted
                                   ($500 covered service limit)
--------------------------------------------------------------------------------
Inpatient Hospital                 In-Network - Covered
General/Medical/Surgical/Maternity
(Semi-Private)                     Out-of-Network - Subject to Deductible and
                                   Coinsurance

                                   $200 Per Admission Copay (if applicable)

                                   Note: All hospital admissions require
                                   pre-certification
--------------------------------------------------------------------------------
Ancillary Services                 Covered if Prior Authorization Received
(Medication, Supplies)
--------------------------------------------------------------------------------
Psychiatric/Mental Health          In-Network - Covered up to 60 days per
                                   calendar year  (120 partial)

                                   Out-of-Network - Subject to Deductible and
                                   Coinsurance
                                   (Same coverage as In-Network)

                                   $200 Per Admission Copay (if applicable)
--------------------------------------------------------------------------------
Substance Abuse/ Detoxification    In-Network - Covered up to 45 days per
                                   calendar year (90 partial)

                                   Out-of-Network - Subject to Deductible and
                                   Coinsurance
                                   (Same coverage as In-Network)

                                   $200 Per Admission Copay (if applicable)
--------------------------------------------------------------------------------
Rehabilitative                     In-Network - Covered up to 60 days per
                                   calendar year

                                   Out-of-Network - Subject to Deductible and
                                   Coinsurance
                                   (Same coverage as In-Network)

                                   $200 Per Admission Copay (if applicable)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Skilled Nursing Facility           In-Network - Covered up to 120 days per
                                   calendar year

                                   Out-of-Network - Subject to Deductible and
                                   Coinsurance
                                   (Same coverage as In-Network)
--------------------------------------------------------------------------------
Hospice                            Covered up to 60 days
                                   $200 Per Admission Copay (if applicable)
--------------------------------------------------------------------------------
Outpatient Hospital                In-Network - $50 Copay
Outpatient Surgery
Facility Charges                   Out-of-Network - Subject to Deductible,
                                   Coinsurance
--------------------------------------------------------------------------------
Pre-Admission Testing              In-Network - Covered

                                   Out-of-Network - Subject to Deductible and
                                   Coinsurance
--------------------------------------------------------------------------------
Other  Services                    20% coinsurance to $1,000 maximum/year
Durable Medical Equipment          (Prior Authorization Required)
--------------------------------------------------------------------------------
Prosthetics                        Covered
                                   (Prior Authorization Required)
--------------------------------------------------------------------------------
Home Health Care                   In-Network - 200 visits per calendar year
                                   when medically necessary or in lieu of
                                   hospitalization

                                   Out-of-Network - Subject to Deductible and
                                   Coinsurance
                                   (Same Coverage as In-Network)

                                   (Prior Authorization Required)
--------------------------------------------------------------------------------
Prescription Drugs                 $3 Copay - Generic, $6 Copay - Brand,
                                   No Copay - Mail Order -- to $500 maximum

                                   Additional coverage subject to deductible and coinsurance
--------------------------------------------------------------------------------

The foregoing summary of benefits is subject to change by Blue Cross & Blue Shield of Connecticut.

                           EXHIBIT VI FOR ARTICLE VII

            BLUE CROSS & BLUE SHIELD OF CONNECTICUT BLUECARE PLUS POS PLAN

                               Summary of Benefits


--------------------------------------------------------------------------------
            SERVICE                            MANAGED BENEFITS

--------------------------------------------------------------------------------

Preventative Care
Pediatric                          No Copay - Covered according to age-based
                                   schedule
--------------------------------------------------------------------------------

Adult                              No Copay - Covered according to
                                   age-based schedule
--------------------------------------------------------------------------------

Vision                             No Copay - Covered once every two years
--------------------------------------------------------------------------------

Hearing                            No Copay - Covered according to
                                   age-based schedule
--------------------------------------------------------------------------------

Gynecological                      No Copay - Covered once per year
                                   (no referral needed)
--------------------------------------------------------------------------------

Mammography                        No Copay - Covered according to
                                   age-based schedule
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Medical Services
Primary Care Medical Office        $10 Copay
Visit or Specialist Consultations
--------------------------------------------------------------------------------

Outpatient Rehabilitation
Physical, Occupational and         $10 Copay - 60 consecutive days per
Chiropractic Therapy               medical condition per calendar year -
Speech Therapy                     Precertification required
Cardiac Therapy
--------------------------------------------------------------------------------

Allergy                            $10 Copay - maximum benefit
                                   60 visits in 2 years
--------------------------------------------------------------------------------
                                   No Copay
Laboratory                         Covered
--------------------------------------------------------------------------------

                                   Office - No Copay - Covered
X-ray and Diagnostic Tests         Hospital - $10 Copay for a stand alone
                                   procedure

--------------------------------------------------------------------------------

                                   No Copay
Inpatient Medical Services         Covered
--------------------------------------------------------------------------------

                                   No Copay
Surgery Fees                       Covered

--------------------------------------------------------------------------------

                                   No Copay
Office Surgery                     Covered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   $10 Copay visit 1-5
Outpatient Mental Health           $25 Copay visit 6+
and Substance Abuse                Covered according to schedule
                                   $2,000 maximum per member per calendar year
--------------------------------------------------------------------------------

Emergency Care
Emergency Room                     $50 Copay  - waived if admitted must meet
                                   sudden and serious criteria or have a
                                   referral from PCP
--------------------------------------------------------------------------------

Urgent Care                        $25 Copay per visit - at specified
                                   Urgent Care centers - covered for true
                                   urgent care
--------------------------------------------------------------------------------

Ambulance                          20% coinsurance - waived if
                                   admitted, land $500 maximum per trip,
                                   air $4,000 maximum per trip
--------------------------------------------------------------------------------

Inpatient Hospital
General/Medical/Surgical/          $250 Copay per admission
Maternity (Semi-Private)           Precertification required
--------------------------------------------------------------------------------

Psychiatric Mental Health          Covered - $250 Copay per admission up to 60
                                   inpatient days per calendar year -
                                   Precertification required

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   $250 Copay per admission -
Substance Abuse/                   readmission within 2 years, 30%
Detoxification                     coinsurance up to $500 per admission
                                   except detox, up to 45 days per
                                   calendar year - Precertification required

--------------------------------------------------------------------------------

                                   No Copay
Rehabilitative                     Covered - up to 60 consecutive
                                   days per medical condition -
                                   Precertification required



--------------------------------------------------------------------------------

                                   $250 Copay per admission - up to
Skilled Nursing Facility           90 days per calendar year -
                                   Precertification required
--------------------------------------------------------------------------------

                                   No Copay
Hospice                            Covered
--------------------------------------------------------------------------------

Outpatient Hospital                No Copay
Outpatient Surgery                 Covered - Precertification required
Facility Charges
--------------------------------------------------------------------------------

                                   No Copay
Pre-Admission Testing              Covered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Other Services
Durable Medical Equipment          20% coinsurance - maximum benefit
(DME)                              is $1,000 per member per calendar
                                   year for specific DME items -
                                   Precertification required
--------------------------------------------------------------------------------

Prosthetics                        20% coinsurance - maximum benefit
                                   is $1,000 per member per calendar
                                   year - Precertification required  for
                                   replacement
--------------------------------------------------------------------------------

Home Health Care                   Covered - when medically
                                   necessary or in lieu of hospitalization - includes oxygen and infusion therapy -
                                   Precertification required

--------------------------------------------------------------------------------

Prescription Drugs                 $3 Copay - Generic
                                   $6 Copay - Brand
                                   No Copay - Mail Order
                                   Unlimited maximum
                                   Must use BlueCare Pharmacy Network


Contraceptives                     Not Covered
--------------------------------------------------------------------------------
Lifetime In-Network Maximum        Unlimited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Out of Network Services            Annual Deductible - $400 Individual
                                                       $800 (2 person)
                                                       $1,200 (3 or more)
                                   Coinsurance    80/20

                                   Annual Coinsurance Limit:
                                                       $2,000 Individual
                                                       $6,000 Family
--------------------------------------------------------------------------------
Lifetime Out-Of-Network Maximum   $1,000,000
--------------------------------------------------------------------------------

 The foregoing summary of benefits is subject to change by Blue Cross & Blue Shield of Connecticut

                                   EXHIBIT VII

                             MEMORANDUM OF AGREEMENT


         The United Illuminating Company and Local 470-1 of the UWUA, AFL-CIO, recognize that together we face the challenges of a changing regulatory environment, electric utility industry restructuring, aggressive competitive forces, and increasing customer expectation. To meet these challenges, we commit to a partnership to improve efficiency, cost-effectiveness, and the quality of customer service through the development of a flexible, multi-skilled, and highly trained work force. Through this commitment, we jointly support the involvement of bargaining unit employees in helping to streamline work processes to yield maximum results at minimum costs while sustaining quality customer service.

         The Union agrees that it will fully participate with the Company in making the following process redesign changes and work practice changes. These changes include the following:

     1.  Eliminating   and/or   combining   any   occupational   classification,
         transferring duties from one occupational classification to another, and creating multi-skilled occupational classifications.

     2.  Modifying Sequences of Promotion.

     3. Modifying the means and methods of performing work and the flow of work, including without limitation implementing such measures as job-site reporting and job-site delivery.

         The Company will involve the Union in discussions of any change to be implemented by the Company, will consider any comments or suggestions by the Union concerning the implementation of the changes, and will satisfy its obligation to bargain with the Union.

         The parties' rights and commitments under this Memorandum will be ongoing and will continue for the duration of the parties' Agreement.



-----------------------------------    -------------------------------------
Gary J. Brooks                            Albert N. Henricksen
President                                 Group Vice President
Local 470-1 UWUA, AFL-CIO                 Support Services


                              May 16, 1997

                     CERTIFICATE CONCERNING AUTHORIZATION TO

                          EXECUTE FOREGOING AGREEMENT


         A meeting of Local 470-l of the U.W.U.A., AFL-CIO was held on June 30, 1997; the meeting was called for the purpose of counting the ballots voted at a Referendum held that day to authorize the execution of the attached Agreement with respect to rates of pay, hours of work, and other conditions of employment of the employees of The United Illuminating Company; a majority voted by secret ballot to accept and approve said Agreement and to authorize Gary J. Brooks, Diane M. Diedrich, Jose J. Marti, Paul E. Nastri, and Joseph W. Rydzy to execute said Agreement on behalf of the Union.




                                            --------------------------------
                                             Joseph A. Orsini
                                             Recording Secretary, Local 470-1

                                             August 26, 1997

                                                     May 16, 1989




Mr. Ralph F. Aiello
Chairman, Joint Council
Local 470-471 U.W.U.A., AFL-CIO
P.O. Box 1497
New Haven, Connecticut  06506

Dear Mr. Aiello:

         In order to clarify certain job assignments in the Overhead Line Section, the following work rules shall apply:

A.       Regardless of the equipment used, the following rules shall apply:

   1.    Any line worker shall have the right to refuse to use any  equipment or
         tool,  such  as  a  switch  stick,  grounding  equipment,   or  phasing
         equipment, until its use has been explained.

   2. The Line Crew Supervisor shall perform manual work only in emergencies or for the purpose of training, and shall not be counted as part of the crew.

   3. The Line Crew Supervisor shall review all work orders to ensure that the equipment and the workers assigned can adequately and safely complete the work, and to determine the necessity of his presence at the job site. In any situation where the equipment and workers assigned are not adequate, the Line Group Leader may contact the Line Crew Supervisor for advice or assistance before doing the work.

   4. The Company may assign more than the specified number of workers to carry out any jobs to expedite the work or for other purposes, and such use of extra workers shall not be considered as establishing a precedent.

B. When an insulated aerial device is used, the following rules shall apply:

   1. The cutting-in and cutting-out of slack in energized primary wires, when assigned to work with rubber gloves, shall be carried out by one line worker. This line worker shall be at least a Line Worker First Class.

   2. The cutting-in and cutting-out of slack in energized primary wires, when assigned to work with insulated sticks, shall be carried out by two line workers, one of whom shall be a Line Worker First Class. In such cases the other line worker shall be at least a Line Worker Second Class.

   3. The installation of energized primary taps shall be carried out by one line worker. This line worker shall be at least a Line Worker First Class.

C. If an insulated aerial device is not used, the following rules shall apply:

   1. The cutting-in and cutting-out of slack in energized primary wire shall be carried out by two line workers, one of whom shall be at least a Line Worker First Class. In such cases the other line worker shall be at least a Line Worker Second Class.

   2. The installation of energized primary taps shall be carried out by two line workers, one of whom shall be at least a Line Worker First Class. In such cases the other line worker shall be at least a Line Worker Second Class.

D. When a turret-mounted derrick or insulated aerial device is not used, the following rules shall apply:

   1. A minimum of four workers shall hang all pole transformers of 25 kVA and up, as well as three phase banks. Three workers shall hang all transformers under 25 kVA, except old cast-iron types.

   2. All corner and junction pole change-overs where the poles are more than 5 feet apart and where the nature of the work requires that they must be worked simultaneously shall be worked with two line workers on each pole, one of whom on each pole shall be a Line Worker First Class. For the purpose of this paragraph, a junction pole is one on which the energized primary wires extend in three or more directions from the pole, or on which the energized wires extend in two directions from the pole and are supported on crossarms attached to the pole at two different levels other than the standard spaced buckarm; and a corner pole is one with an angle of pull in excess of l8 feet (20 degrees) or on which the energized primary wires are carried on disc insulators, or the equivalent, bolted through the crossarms.

   3. When either heavy construction work or the setting or pulling of poles is involved, there shall be a minimum of four workers plus a Line Crew Supervisor.

E. When a turret-mounted derrick without pole claws is used, the following rules shall apply:

   1. In hanging transformers, there shall be a minimum of two line workers, one of whom shall be a Line Group Leader.

   2. In setting poles in de-energized areas, there shall be a minimum of a Line Group Leader, a line worker and one other qualified person.

   3. In replacing poles on branch lines or lightly constructed main lines, there shall be minimum of a Line Group Leader, a Line Worker First or Second Class, and one other qualified person.

   4. In replacing poles on heavily constructed main lines, there shall be a minimum of a Line Group Leader, a Line Worker First or Second Class, and two other qualified persons.

   5. In removing old poles which have been shifted, there shall be a minimum of a Line Group Leader, a line worker and one other qualified person.

   6. Heavily constructed is defined as poles with heavy side loading (i.e., 3 phase corners greater than 25 feet, 3 phase dead-ends, 3 phase 3-way junctions) and/or heavy top loading (i.e., 3 phase transformer clusters, regulators, 3 phase step-down banks, reclosers, and similar heavy equipment).

   7.    A  qualified   person  is  defined  as  a  Line  Group   Leader,   Line
         Troubleshooter, Line Worker First Class, Line Worker Second Class, Line Worker Third Class, Line Utility Worker.

F. When a material handling bucket truck or a turret-mounted derrick equipped with pole claws is used, the following rules shall apply:

   1. In hanging transformers, there shall be a minimum of two line workers, one of whom shall be a Line Group Leader.

   2. In setting poles in de-energized areas, there shall be a minimum of a Line Group Leader and one other qualified person.

   3. In replacing poles on branch lines or lightly constructed main lines, there shall be a minimum of a Line Group Leader and a Line Worker First Class.

   4. In replacing poles adjacent to the old pole on heavily constructed main lines, there shall be a minimum of a Line Group Leader and a Line Worker First Class.

   5. In replacing poles in place on heavily constructed main lines, there shall be a minimum of a Line Group Leader, a Line Worker First Class, and one other qualified person.

   6. In removing old poles which have been shifted, there shall be a minimum of a Line Group Leader and a Line Worker Second Class.

   7. Heavily constructed is defined as poles with heavy side loading (i.e., 3 phase corners greater than 25 feet, 3 phase dead-ends, 3 phase 3-way junctions) and/or heavy top loading (i.e., 3 phase transformer clusters, regulators, 3 phase step-down banks, reclosers, and similar heavy equipment).

   8.    A  qualified   person  is  defined  as  a  Line  Group   Leader,   Line
         Troubleshooter, Line Worker First Class, Line Worker Second Class, Line Worker Third Class, Line Utility Worker.

G. In all situations not expressly described above, or when new types of equipment are used, the number of workers assigned shall be determined by the capabilities of the equipment and the training and skills of the workers assigned. In all cases, work shall be performed using safe methods and sound operating practices.

         The foregoing rules are the only existing rules relating to Overhead Line job assignments.

                                        Very truly yours,


                                        Harold J. Moore, Jr.
                                        Vice President Human Resources

                                                           May 16, 1997

Gary J. Brooks
President
Local 470-1 U.W.U.A., AFL-CIO
P.O. Box 1497
New Haven, Connecticut  06506

Dear Mr. Brooks:

         In connection with our negotiations for the parties' 1997 collective bargaining agreement, this will confirm that the Company and the Union have agreed to the following conditions with respect to changing the Overhead Line Section Work Rules:

1. The proposed revisions to Sections "E" and "F" of the work rules, as shown in the attached Company Proposal #2A, will be implemented when the Union is satisfied that employees who would be assigned to perform such work have been properly trained to meet the definition of "a qualified person" in new "E-5" and "F-5" of said proposal.

2. The Company and Union will appoint a joint training committee whose sole purpose shall be the development of a training program(s) designed to qualify employees such that the Union agrees to implement the work rule changes shown in the attached Company Proposal #2B.

3. Subsequent to the accomplishment of item 2 above, the Company and Union will appoint a joint training committee(s) whose sole purpose shall be the development of a training program(s) designed to qualify employees such that the Union agrees to implement the remaining work rule changes of Company Proposal #2A.

                   In the event the Company and the Union are unable to reach agreement concerning any or all of the proposed work rule changes, or the timing of the Company's proposed implementation of such changes, the Company reserves the right to make such changes as are appropriate after prior notice to the Union and after affording the Union the opportunity to bargain over the implementation of such changes.

                                          Very truly yours,


                                          Albert N. Henricksen
                                          Group Vice President
                                          Support Services

                              COMPANY PROPOSAL #2A

                        OVERHEAD LINE SECTION WORK RULES

                  REFERENCE: REVISIONS TO SECTIONS "E" AND "F"

                                                             May 16, 1997

Gary J. Brooks
President
Local 470-471 U.W.U.A., AFL-CIO
P.O. Box 1497
New Haven, Connecticut  06506

Dear Mr.  Brooks:

         In order to clarify certain job assignments in the Overhead Line Section, the following work rules shall apply:

NOTE:  NO CHANGES TO SECTIONS "A" THROUGH "D."

E. When a turret-mounted derrick without pole claws is used, the following rules shall apply:

   1. In hanging transformers, there shall be a minimum of two line workers, one of whom shall be a Line Group Leader.

   2. WHEN SETTING POLES IN DE-ENERGIZED AREAS, OR WHEN REPLACING POLES ON BRANCH LINES OR LIGHTLY CONSTRUCTED MAIN LINES, OR WHEN REMOVING OLD POLES THAT HAVE BEEN SHIFTED, THE CREW WILL BE COMPRISED OF A LINE GROUP LEADER AND TWO OTHER QUALIFIED PERSONS.

   3. IN REPLACING POLES ON HEAVILY CONSTRUCTED MAIN LINES, THERE SHALL BE A MINIMUM OF A LINE GROUP LEADER AND THREE OTHER QUALIFIED PERSONS.

   4. Heavily constructed is defined as poles with heavy side loading (i.e., 3 phase corners greater than 25 feet, 3 phase dead-ends, 3 phase 3-way junctions) and/or heavy top loading (i.e., 3 phase transformer clusters, regulators, 3 phase step-down banks, reclosers, and similar heavy equipment).

   5. A QUALIFIED PERSON IS DEFINED AS AN INDIVIDUAL WHO HAS BEEN TRAINED RELATIVE TO THE EQUIPMENT, TOOLS, AND WORK METHODS. THIS TRAINING SHALL BE EQUIVALENT TO THE TRAINING PROVIDED IN THE COMPANY'S LINE SCHOOL.

F. When a material handling bucket truck or a turret-mounted derrick equipped with pole claws is used, the following rules shall apply:

   1. In hanging transformers, there shall be a minimum of two line workers, one of whom shall be a Line Group Leader.

   2. WHEN SETTING POLES IN DE-ENERGIZED AREAS, OR WHEN REPLACING POLES ON BRANCH LINES OR LIGHTLY CONSTRUCTED MAIN LINES, OR WHEN REPLACING POLES ADJACENT TO THE OLD POLE ON HEAVILY CONSTRUCTED MAIN LINES, OR WHEN REMOVING OLD POLES THAT HAVE BEEN SHIFTED, THE CREW WILL BE COMPRISED OF A LINE GROUP LEADER AND ONE OTHER QUALIFIED PERSON.

   3. IN REPLACING POLES IN PLACE ON HEAVILY CONSTRUCTED MAIN LINES, THERE SHALL BE A MINIMUM OF A LINE GROUP LEADER AND TWO OTHER QUALIFIED PERSONS.

   4. Heavily constructed is defined as poles with heavy side loading (i.e., 3 phase corners greater than 25 feet, 3 phase dead-ends, 3 phase 3-way junctions) and/or heavy top loading (i.e., 3 phase transformer clusters, regulators, 3 phase step-down banks, reclosers, and similar heavy equipment).

   5. A QUALIFIED PERSON IS DEFINED AS AN INDIVIDUAL WHO HAS BEEN TRAINED RELATIVE TO THE EQUIPMENT, TOOLS, AND WORK METHODS. THIS TRAINING SHALL BE EQUIVALENT TO THE TRAINING PROVIDED IN THE COMPANY'S LINE SCHOOL.

G. In all situations not expressly described above, or when new types of equipment are used, the number of workers assigned shall be determined by the capabilities of the equipment and the training and skills of the workers assigned. In all cases, work shall be performed using safe methods and sound operating practices.

         The foregoing rules are the only existing rules relating to Overhead Line job assignments.

                                            Very truly yours,


                                            Albert N. Henricksen
                                            Group Vice President
                                            Support Services

                              COMPANY PROPOSAL #2B

                        OVERHEAD LINE SECTION WORK RULES

        REFERENCE: REVISIONS TO SECTIONS "E-2, 5, AND 7" AND "F-6 AND 8"

                                                           May 16, 1997



Gary J. Brooks
President
Local 470-471 U.W.U.A., AFL-CIO
P.O. Box 1497
New Haven, Connecticut  06506

Dear Mr. Brooks:

         In order to clarify certain job assignments in the Overhead Line Section, the following work rules shall apply:

NOTE:  NO CHANGES TO SECTIONS "A" THROUGH "D."

E. When a turret-mounted derrick without pole claws is used, the following rules shall apply:

   1. In hanging transformers, there shall be a minimum of two line workers, one of whom shall be a Line Group Leader.

   2. In setting poles in de-energized areas, there shall be a minimum of a Line Group Leader AND TWO OTHER QUALIFIED PERSONS.

   3. In replacing poles on branch lines or lightly constructed main lines, there shall be a minimum of a Line Group Leader, a Line Worker First or Second Class, and one other qualified person.

   4. In replacing poles on heavily constructed main lines, there shall be a minimum of a Line Group Leader, a Line Worker First or Second Class, and two other qualified persons.

   5. In removing old poles which have been shifted, there shall be a minimum of a Line Group Leader AND TWO OTHER QUALIFIED PERSONS.

   6. Heavily constructed is defined as poles with heavy side loading (i.e., 3 phase corners greater than 25 feet, 3 phase dead-ends, 3 phase 3-way junctions) and/or heavy top loading (i.e., 3 phase transformer clusters, regulators, 3 phase step-down banks, reclosers, and similar heavy equipment).

   7. A qualified person is defined as AN INDIVIDUAL WHO HAS BEEN TRAINED RELATIVE TO THE EQUIPMENT, TOOLS, AND WORK METHODS.

F. When a material handling bucket truck or a turret-mounted derrick equipped with pole claws is used, the following rules shall apply:

   1. In hanging transformers, there shall be a minimum of two line workers, one of whom shall be a Line Group Leader.

   2. In setting poles in de-energized areas, there shall be a minimum of a Line Group Leader and one other qualified person.

   3. In replacing poles on branch lines or lightly constructed main lines, there shall be a minimum of a Line Group Leader and a Line Worker First Class.

   4. In replacing poles adjacent to the old pole on heavily constructed main lines, there shall be a minimum of a Line Group Leader and a Line Worker First Class.

   5. In replacing poles in place on heavily constructed main lines, there shall be a minimum of a Line Group Leader, a Line Worker First Class, and ONE OTHER QUALIFIED PERSON.

   6. In removing old poles which have been shifted, there shall be a minimum of a Line Group Leader and ONE OTHER QUALIFIED PERSON.

   7. Heavily constructed is defined as poles with heavy side loading (i.e., 3 phase corners greater than 25 feet, 3 phase dead-ends, 3 phase 3-way junctions) and/or heavy top loading (i.e., 3 phase transformer clusters, regulators, 3 phase step-down banks, reclosers, and similar heavy equipment).

   8. A qualified person is defined as AN INDIVIDUAL WHO HAS BEEN TRAINED RELATIVE TO THE EQUIPMENT, TOOLS, AND WORK METHODS.

G. In all situations not expressly described above, or when new types of equipment are used, the number of workers assigned shall be determined by the capabilities of the equipment and the training and skills of the workers assigned. In all cases, work shall be performed using safe methods and sound operating practices.

         The foregoing rules are the only existing rules relating to Overhead Line job assignments.

                                            Very truly yours,


                                            Albert N. Henricksen
                                            Group Vice President
                                            Support Services

                                                    July 8, l966




The United Illuminating Company
Mr. John V. Fratus, Jr.
Director of Employee Relations
80 Temple Street
New Haven, Connecticut  06506

Gentlemen:

         In connection with the execution of a new Agreement between The United Illuminating Company and the Federation of Utility Employees, the Federation and its officers, stewards, and members agree to cooperate to the fullest with the Company in a concerted effort to reduce the currently high rate of sick leave during the term of the Agreement.

                                       Very truly yours,

                                       FEDERATION OF UTILITY EMPLOYEES


                                       Joseph R. Riegel
                                       Chairman, Joint Council

                                                         September l6, l982




Mr. Michael N. Kusheba
Chairman Joint Council
Local 470-47l U.W.U.A., AFL-CIO
P. O. Box l5l3
Bridgeport, Connecticut  0660l

Dear Mr. Kusheba:

         Both the Company and the Union recognize that the objectives of the Meter Reading Sections include obtaining timely and accurate readings from customer meters. Failure to achieve these objectives has a financial impact on the Company and creates ill will among our customers.

         With these objectives in mind, the Company will continue to use good judgment in assigning work to meter reading employees in instances of extreme weather.

                                             Very truly yours,


                                             Harold J. Moore, Jr.
                                             Vice President Human Resources

                                                       May l6, l985




Mr. Ralph F. Aiello
Chairman, Joint Council
Local 470-47l U.W.U.A., AFL-CIO
Post Office Box l497
New Haven, Connecticut  06506

Dear Mr. Aiello:

         In connection with the execution of a new Agreement between The United Illuminating Company and Local 470-47l of the U.W.U.A., AFL-CIO, the Company, during the term of the Agreement, will provide to an employee who is insured under the Group Life Insurance Plan and who becomes totally and permanently disabled for at least nine consecutive months prior to becoming age 60, his full life insurance benefits in effect at the time of his disability at no cost to him until recovery or the attainment of age 62, whichever occurs first.

         The employee's contribution will cease upon submission of the first required proof of disability.

         Proof of disability must be filed within three months after total disability has lasted nine months. Subsequent proofs of disability must be furnished each year thereafter.

                                            Very truly yours,


                                            Harold J. Moore, Jr.
                                            Vice President Human Resources

                                                        May 16, 1992




Mr. George E. Powell
President
Local 470-l U.W.U.A., AFL-CIO
P.O. Box 1513
Bridgeport, Connecticut  06601

Dear Mr. Powell:

         In connection with the execution of a new Agreement between The United Illuminating Company and Local 470-1 of the U.W.U.A., AFL-CIO, the Company during the term of the Agreement, will furnish to eligible dependents of those active employees who die after completing fifteen years of service and whose combined age and years of service at death equals or exceeds 50, the same benefits provided by the group hospital, medical and surgical plans (including a qualified Health Maintenance Organization Plan) (effective January 1, 1993, the fully Company-paid group hospital, medical and surgical option or a qualified Health Maintenance Organization Plan) and the group dental plan offered to active bargaining unit employees and their eligible dependents (effective January 1, 1993, the fully Company-paid dental option) at no cost to such eligible dependents during the one-year period immediately following the death of the employee. Thereafter, the Company will make the foregoing benefits available to such eligible dependents at no cost to the Company. In the alternative, the Company shall have the right to furnish or make available, as the case may be, the foregoing coverage under any other group plan or plans providing equivalent benefits. Such equivalent benefits will be made available without regard to a specific carrier or provider.

         The foregoing benefits will be furnished or made available only to those eligible dependents who are enrolled in the group plan or plans provided by the Company at the time of the employee's death, who are eligible for continued coverage under the plan or plans offered by the Company or under the terms of any equivalent plan or plans, and who, after the first one-year of coverage, provide for the prepayment of any monthly premiums either by authorized deduction from a Company survivor benefit, or by direct prepayment to the Company.

         Such coverage will remain in effect for spouses of those deceased employees until the earlier of the spouse's 65th birthday, death, remarriage or eligibility for other group coverage. Such coverage will remain in effect for other covered dependents until such dependents cease to be eligible for continued coverage under the terms of the applicable plan or plans or until such dependents become eligible for other group coverage, whichever is earlier.


                                               Very truly yours,


                                               Albert N. Henricksen
                                               Vice President
                                               Human & Environmental Resources

                                                        May 16, 1992




Mr. George E. Powell
President
Local 470-1 U.W.U.A., AFL-CIO
P.O. Box 1513
Bridgeport, Connecticut  06601

Dear Mr. Powell:

         In connection with the execution of a new Agreement between The United Illuminating Company and Local 470-1 of the U.W.U.A., AFL-CIO, the Company will, during the term of the Agreement, take such action as is appropriate to amend The United Illuminating Company Plan for Employees' Disability Benefits (the "Plan") to provide that a full-time employee who terminates employment with at least one-year of continuous service and who is subsequently re-employed by the Company as a full-time employee will be credited with the amount of pre-break service for the purpose of computing sickness disability benefits under the Plan, effective one year after the employee's rehire.

                                        Very truly yours,


                                        Albert N. Henricksen
                                        Vice President
                                        Human & Environmental Resources

                                                           May 16, 1992


Mr. George E. Powell
President
Local 470-1 U.W.U.A., AFL-CIO
P.O. Box 1513
Bridgeport, Connecticut  06601

Dear Mr. Powell:

         In connection with the execution of a new Agreement between The United Illuminating Company and Local 470-1 of the U.W.U.A., AFL-CIO, the Company, during the term of the Agreement, will pay the difference between the cost of a regular operator's license and the normal and customary cost of any special license required for an employee to operate a UI vehicle (including testing fees). For purposes of this letter, the phrase "normal and customary cost" does not include costs and fees (including testing fees) incurred by the employee because of any irregularity in the employee's driving record.

         This letter amends Harold J. Moore's letter to Robert L. Esposito dated December 6, 1978.

                                     Very truly yours,


                                     Albert N. Henricksen
                                     Vice President
                                     Human & Environmental Resources

                                                          May 16, 1997


Gary J. Brooks
President
Local 470-1 AFL-CIO, U.W.U.A.
P.O. Box 1497
New Haven, Connecticut  06506

Dear Mr. Brooks:

         In connection with the execution of a new Agreement between The United Illuminating Company and Local 470-1 of the U.W.U.A., AFL-CIO, the Company will pay the following one-time, lump-sum ratification bonuses to each bargaining unit employee employed by the Company as of the date our Agreement is ratified by the bargaining unit:

         (1) Payable no later than June 15, 1998, a bonus equal to two and one-half percent (2.5%) of the base annual straight time wages applicable to each employee as of May 17, 1998 (as set forth on Exhibit I, Schedule A), which bonus will be calculated for full-time employees based on an annual full-time schedule of 2080 hours and will be pro-rated for part-time employees based on an annual part-time schedule of 1664 hours;

         (2) Payable no later than June 15, 1999, a bonus equal to two and one-half percent (2.5%) of the base annual straight time wages applicable to each employee as of May 16, 1999 (as set forth on Exhibit I, Schedule A), which bonus will be calculated for full-time employees based on an annual full-time schedule of 2080 hours and will be pro-rated for part-time employees based on an annual part-time schedule of 1664 hours;

         (3) Payable no later than June 15, 2000, a bonus equal to two and one-half percent (2.5%) of the base annual straight time wages applicable to each employee as of May 21, 2000 (as set forth on Exhibit I, Schedule A), which bonus will be calculated for full-time employees based on an annual full-time schedule of 2080 hours and will be pro-rated for part-time employees based on an annual part-time schedule of 1664 hours.

         (4) Payable no later than June 15, 2001, a bonus equal to two and one-half percent (2.5%) of the base annual straight time wages applicable to each employee as of May 20, 2001 (as set forth on Exhibit I, Schedule A), which bonus will be calculated for full-time employees based on an annual full-time schedule of 2080 hours and will be pro-rated for part-time employees based on an annual part-time schedule of 1664 hours.

         The aforesaid bonuses are not intended to be payment for actual services rendered or compensation for hours of employment. They have been negotiated by the parties to induce bargaining unit ratification of our Agreement, and to preserve certain benefits as part of the employees' total compensation. The only eligibility requirement for these one-time bonuses is that employees be on the payroll as of the date our Agreement is ratified. Consequently, employees who terminate employment after the ratification date and prior to June 15, 2001 will be eligible to receive the aforesaid bonuses.


                                             Very truly yours,


                                             Albert N. Henricksen
                                             Group Vice President
                                             Support Services

                                                       May 16, 1997


Mr. Gary J. Brooks
President
Local 470-l U.W.U.A., AFL-CIO
P. O. Box l497
New Haven, Connecticut  06506

Dear Mr. Brooks:

         In connection with the execution of a new Agreement between The United Illuminating Company and Local 470-1 of the U.W.U.A., AFL-CIO, the Company during the term of the Agreement, will provide life insurance coverage on the following terms:

(a)      Active Employees (January 1, 1996 to May 16, 2002)
         --------------------------------------------------

         For active employees who are members of the Group Life Insurance Plan on January 1, 1996, and for those who subsequently become members of the Plan during the life of the Agreement, the Company will provide fully paid life insurance in the amount of $30,000. Members of the Plan may at their own expense elect additional coverage, in accordance with and subject to the provisions of the Company's "BENEFLEX Plan," equivalent to one times, two times, or three times their annual base rate (exclusive of overtime and premiums) rounded to the next higher $1,000 on the later of January 1, 1996, or their entry into the Plan.

         The total amount of life insurance to which an active employee who is a member of the Plan on January 1, 1996, will be entitled, and the total amount of life insurance to which one who subsequently becomes a member of the Plan during the life of the Agreement will be entitled, shall be increased only on January 1, 1996, and on each subsequent January 1st thereafter.

(b)      Future Retirees
         ---------------

         For retirees who retire hereafter at age 62 or later pursuant to the terms of the Company's pension plan and who are members of the Group Life Insurance Plan at the time of retirement, the Company will provide fully paid life insurance in the amount of $13,000 ($14,000 effective June 1, 1997).

(c)      Current Retirees
         ----------------

         For retirees who retired pursuant to the terms of the Company's pension plan prior to the effective date of this Agreement, the Company will continue to provide the same amount of life insurance that was in effect at the time of their retirement at no cost to such retirees.

                                             Very truly yours,


                                             Albert N. Henricksen
                                             Group Vice President
                                             Support Services

                                                             May 16, 1995


Mr. Gary J. Brooks
President
Local 470-l U.W.U.A., AFL-CIO
P.O. Box 1497
New Haven, Connecticut  06506

Dear Mr. Brooks:

         In connection with the execution of a new Agreement between The United Illuminating Company and Local 470-1 of the U.W.U.A., AFL-CIO, the Company, during the term of the Agreement, will make available or furnish to retirees who retire on or after May 16, 1995, pursuant to the terms of the Company's pension plan, medical and dental coverage under the following conditions:

1. Retirements Before Age 62--All Employees
-------------------------------------------

(a) For retirees who retire between May 16, 1995 and December 31, 1995, prior to reaching age 62, the Company will make available until age 65 coverage under plans providing benefits equivalent to the Blue Cross & Blue Shield of Connecticut Century 2000 Plan (effective January 1, 1996, the Blue Cross & Blue Shield of Connecticut Century Preferred
         Plan) and the Blue Cross & Blue Shield of Connecticut Dental Plan, Option B applicable to bargaining unit employees, all at no cost to the Company.

(b) For retirees who retire after December 31, 1995, prior to reaching age 62, the Company will make available until age 65 coverage under plans providing benefits equivalent to the Blue Cross & Blue Shield of Connecticut Century Preferred Plan and the Blue Cross & Blue Shield of Connecticut Dental Plan, Option B applicable to bargaining unit employees, all at no cost to the Company.

(c) For retirees who retire prior to reaching age 62, the Company will make available commencing at age 65 coverage under a Medicare supplemental plan that will provide with Medicare, if available, benefits equivalent to the Blue Cross 65 High Option Health Insurance Plan and Blue Shield 65--Plan 83 Health Insurance Plan at no cost to the Company.

2. Retirements After Age 62--Employees Hired Before May 16, 1992
----------------------------------------------------------------

(a) For those retirees who were employed by the Company as of May 16, 1992, and who retire between May 16, 1995 and December 31, 1995, on or after reaching age 62 with 10 or more years of service, the Company will furnish until age 65 coverage under a plan providing benefits equivalent to the Blue Cross & Blue Shield of Connecticut Century 2000 Plan (effective January 1, 1996, the Blue Cross & Blue Shield of Connecticut Century Preferred Plan) at no cost to the retiree.

(b) For those retirees who were employed by the Company as of May 16, 1992, and who retire after December 31, 1995, on or after reaching age 62 with 10 or more years of service, the Company will make available until age 65 coverage under a plan providing benefits equivalent to the Blue Cross & Blue Shield of Connecticut Century Preferred Plan. The retiree shall pay 5% of the cost of the premiums (6% effective January 1, 1997 and 7% effective January 1, 1998) for such coverage, and the Company shall pay the remaining cost of the premiums; provided, however, that the Company will pay the entire cost of such premiums for employees who elect early retirement under the voluntary early retirement program agreed upon by the Company and the Union as of May 16, 1995.

(c) For those retirees who were employed by the Company as of May 16, 1992, and who retire on or after reaching age 62, the Company will furnish or make available commencing at age 65 coverage under a Medicare supplemental plan that will provide with Medicare, if available, benefits equivalent to the Blue Cross 65 High Option Health Insurance Plan and Blue Shield 65--Plan 83 Health Insurance Plan. The cost of such coverage shall be borne by the Company.

(d) For those retirees who were employed by the Company as of May 16, 1992, and who retire on or after reaching age 62, the Company will make available to such retirees coverage under a plan providing benefits equivalent to the Blue Cross & Blue Shield of Connecticut Dental Plan, Option B applicable to bargaining unit employees, at no cost to the Company.

3. Retirements After Age 62--Employees Hired After May 16, 1992
---------------------------------------------------------------

(a) For those retirees who were hired after May 16, 1992, and who retire after January 1, 1996, on or after reaching age 62, the Company will furnish or make available until age 65 coverage under a plan providing benefits equivalent to the Blue Cross & Blue Shield of Connecticut Century Preferred Plan. The retiree will pay 5% of the cost of the premiums (6% effective January 1, 1997 and 7% effective January 1,
         1998) for such coverage, and the remaining cost shall be borne by the Company and the retiree in accordance with the following schedule:

 Years of Service             Company Share                       Retiree Share
 At Retirement                of Remaining                        of Remaining
                              Premium                             of Premium
--------------------------------------------------------------------------------
     10-14                         0                                 100%
     15                           50%                                 50%
     16                           55%                                 45%
     17                           60%                                 40%
     18                           65%                                 35%
     19                           70%                                 30%
     20                           75%                                 25%
     21                           80%                                 20%
     22                           85%                                 15%
     23                           90%                                 10%
     24                           95%                                  5%
     25 and over                 100%                                  0

         In addition, the Company will make available to such retirees coverage under a plan providing benefits equivalent to the Blue Cross & Blue Shield of Connecticut Dental Plan, Option B applicable to bargaining unit employees at no cost to the Company.

(b) For retirees who were hired after May 16, 1992, and who retire on or after reaching age 62, the Company will furnish or make available commencing at age 65 coverage under a Medicare supplemental plan that will provide with Medicare, if available, benefits equivalent to the Blue Cross 65 High Option Health Insurance Plan and Blue Shield 65--Plan 83 Health Insurance Plan. The cost of such coverage (except for the Medicare Part B premium as described in section 4 below) shall be borne by the Company and the employee in accordance with the following schedule:

 Years of Service               Company Share                    Retiree Share
 At Retirement                  of Premium                       of Premium
--------------------------------------------------------------------------------
     10-14                            0                                100%
     15                              50%                                50%
     16                              55%                                45%
     17                              60%                                40%
     18                              65%                                35%
     19                              70%                                30%
     20                              75%                                25%
     21                              80%                                20%
     22                              85%                                15%
     23                              90%                                10%
     24                              95%                                 5%
     25 and over                    100%                                 0

4. Medicare Part B--All Employees
---------------------------------

(a) For employees employed by the Company as of May 16, 1992, who retire on or after age 62, the Company will provide, commencing with the date of enrollment and continuing for the lifetime of the retiree, full reimbursement on a monthly basis of the monthly premium for the retiree's coverage under Medicare Part B. Upon the retirement of any employee who, as of May 16, 1992, is at least 62 years of age and has 30 or more years of service, the Company will also provide full reimbursement, during the lifetime of the retiree, of the monthly premium for Medicare Part B coverage for any eligible, enrolled dependents of the retiree. For the eligible dependents of all other employees employed by the Company as of May 16, 1992, who retire on or after age 62 with 15 or more years of service, the Company will contribute up to $46.10 per month toward the cost of Medicare Part B coverage for each such enrolled dependent during the lifetime of the retiree. The additional cost of Medicare Part B coverage, if any, shall be borne by the dependent.

(b) Employees hired on or after May 16, 1992, shall not be entitled, upon retirement, to any contribution by the Company for Medicare Part B coverage for themselves or their dependents.

         The equivalent benefits described in this letter will be made available or furnished, as the case may be, without regard to a specific carrier or provider.

         The coverages described in this letter shall be made available or furnished only to a retiree who has the appropriate coverage in effect at the time of retirement and who is eligible for such coverage under the terms of the plans or policies. Further, the coverage described above requiring payment by the retiree will be made available only to a retiree who provides for the prepayment of the monthly premiums either by authorized deduction from the retiree's pension, or by direct prepayment to the Company.

                                         Very truly yours,



                                         Albert N. Henricksen
                                         Vice President Administration

                                                          May 16, 1997




Mr. Gary J. Brooks
President
Local 470-l U.W.U.A., AFL-CIO
P.O. Box 1497
New Haven, Connecticut  06506

Dear Mr. Brooks:

         This letter will replace our prior agreement as set forth in my letter dated May 16, 1995, with respect to retirements occurring after May 16, 1998.

         In connection with the execution of a new Agreement between The United Illuminating Company and Local 470-1 of the U.W.U.A., AFL-CIO, the Company, during the term of the Agreement, will make available or furnish to retirees who retire on or after May 16, 1998, pursuant to the terms of the Company's pension plan, medical and dental coverage under the following conditions:

1. Retirements Before Age 62--All Employees
-------------------------------------------

(a) For retirees who retire after May 16, 1998, between the age of 55 and 62 with at least ten years of service, the Company will make available until age 65 coverage under plans providing benefits equivalent to the Blue Cross & Blue Shield of Connecticut Century Preferred Plan (effective January 1, 1999, the Blue Cross & Blue Shield of Connecticut BlueCare Plus POS Plan) and the Blue Cross & Blue Shield of Connecticut Dental Plan, Option B applicable to bargaining unit employees, all at no cost to the Company.

(b) For retirees who retire between the age of 55 and 62 with at least ten years of service, the Company will make available commencing at age 65 coverage under a Medicare supplemental plan that will provide with Medicare, if available, benefits equivalent to the Blue Cross 65 High Option Health Insurance Plan and Blue Shield 65--Plan 83 Health Insurance Plan at no cost to the Company.

2. Retirements After Age 62--Employees Hired Before May 16, 1992
----------------------------------------------------------------

(a) For those retirees who were employed by the Company as of May 16, 1992, and who retire after May 16, 1998, on or after reaching age 62 with 10 or more years of service, the Company will make available until age 65 coverage under a plan providing benefits equivalent to the Blue Cross & Blue Shield of Connecticut Century Preferred Plan (effective January 1, 1999, the Blue Cross & Blue Shield of Connecticut BlueCare Plus POS Plan). The retiree's share of the cost of such coverage, on a percentage basis, shall be equal to the same percentage of the premium that the retiree was paying as an active employee (for himself and his eligible dependents, if any) at the time of his retirement. The Company shall pay the remaining cost of the premiums.

(b) For those retirees who were employed by the Company as of May 16, 1992, and who retire on or after reaching age 62 with at least ten years of service, the Company will furnish or make available commencing at age 65 coverage under a Medicare supplemental plan that will provide with Medicare, if available, benefits equivalent to the Blue Cross 65 High Option Health Insurance Plan and Blue Shield 65--Plan 83 Health Insurance Plan. The retiree's share of the cost of such coverage, on a percentage basis, shall be equal to the same percentage of the premium that the retiree was paying as an active employee (for himself and his eligible dependents, if any) at the time of his retirement. The Company shall pay the remaining cost of the premiums.

(c) For those retirees who were employed by the Company as of May 16, 1992, and who retire on or after reaching age 62 with at least ten years of service, the Company will make available to such retirees until age 65 coverage under a plan providing benefits equivalent to the Blue Cross & Blue Shield of Connecticut Dental Plan, Option B applicable to bargaining unit employees, at no cost to the Company.

3. Retirements After Age 62--Employees Hired After May 16, 1992
---------------------------------------------------------------

(a) For those retirees who were hired after May 16, 1992, and who retire after May 16, 1998, on or after reaching age 62 with at least ten years of service, the Company will furnish or make available until age 65 coverage under a plan providing benefits equivalent to the Blue Cross & Blue Shield of Connecticut Century Preferred Plan (effective January 1, 1999, the Blue Cross & Blue Shield of Connecticut BlueCare Plus POS Plan). The retiree's share of the cost of such coverage, on a percentage basis, shall be equal to the same percentage of the premium that the retiree was paying as an active employee (for himself and his eligible dependents, if any) at the time of his retirement, and the remaining cost of the premiums shall be borne by the Company and the retiree in accordance with the following schedule:

 Years of Service             Company Share                      Retiree Share
 At Retirement                of Remaining                       of Remaining
                              Premium                            Premium
--------------------------------------------------------------------------------
      10-14                         0                                100%
      15                           50%                                50%
      16                           55%                                45%
      17                           60%                                40%
      18                           65%                                35%
      19                           70%                                30%
      20                           75%                                25%
      21                           80%                                20%
      22                           85%                                15%
      23                           90%                                10%
      24                           95%                                 5%
      25 and over                 100%                                 0

         In addition, the Company will make available to such retirees until age 65 coverage under a plan providing benefits equivalent to the Blue Cross & Blue Shield of Connecticut Dental Plan, Option B applicable to bargaining unit employees at no cost to the Company.

(b) For retirees who were hired after May 16, 1992, and who retire on or after reaching age 62 with at least ten years of service, the Company will furnish or make available commencing at age 65 coverage under a Medicare supplemental plan that will provide with Medicare, if available, benefits equivalent to the Blue Cross 65 High Option Health Insurance Plan and Blue Shield 65--Plan 83 Health Insurance Plan. Except for the Medicare Part B premium as described in section 4 below, the retiree's share of the cost of such coverage, on a percentage basis, shall be equal to the same percentage of the premium that the retiree was paying as an active employee (for himself and his eligible dependents, if any) at the time of his retirement, and the remaining cost of the premiums shall be borne by the Company and the retiree in accordance with the following schedule:

 Years of Service             Company Share                      Retiree Share
 At Retirement                of Premium                         of Premium
--------------------------------------------------------------------------------
      10-14                         0                                100%
      15                           50%                                50%
      16                           55%                                45%
      17                           60%                                40%
      18                           65%                                35%
      19                           70%                                30%
      20                           75%                                25%
      21                           80%                                20%
      22                           85%                                15%
      23                           90%                                10%
      24                           95%                                 5%
      25 and over                 100%                                 0

4. Medicare Part B--All Employees
---------------------------------

(a) For employees employed by the Company as of May 16, 1992, who retire on or after age 62 with at least ten years of service, the Company will provide, commencing with the date of enrollment and continuing for the lifetime of the retiree, full reimbursement on a monthly basis of the monthly premium for the retiree's coverage under Medicare Part B. Upon the retirement of any employee who, as of May 16, 1992, is at least 62 years of age and has 30 or more years of service, the Company will also provide full reimbursement, during the lifetime of the retiree, of the monthly premium for Medicare Part B coverage for any eligible, enrolled dependents of the retiree. For the eligible dependents of all other employees employed by the Company as of May 16, 1992, who retire on or after age 62 with 15 or more years of service, the Company will contribute up to $46.10 per month toward the cost of Medicare Part B coverage for each such enrolled dependent during the lifetime of the retiree. The additional cost of Medicare Part B coverage, if any, shall be borne by the dependent.

(b) Employees hired on or after May 16, 1992, shall not be entitled, upon retirement, to any contribution by the Company for Medicare Part B coverage for themselves or their dependents.

         The equivalent benefits described in this letter will be made available or furnished, as the case may be, without regard to a specific carrier or provider.

         The coverages described in this letter shall be made available or furnished only to a retiree who has the appropriate coverage in effect at the time of retirement and who is eligible for such coverage under the terms of the plans or policies. Further, the coverage described above requiring payment by the retiree will be made available only to a retiree who provides for the prepayment of the monthly premiums by authorized deduction from the retiree's pension.

                                                    Very truly yours,


                                                    Albert N. Henricksen
                                                    Group Vice President
                                                    Support Services

                                                              May 16, 1997


Gary J. Brooks
President
Local 470-1 U.W.U.A., AFL-CIO
P.O. Box 1497
New Haven, Connecticut  06506

Dear Mr. Brooks:

         In connection with our negotiations for the parties' 1997 collective bargaining agreement, this will confirm that the Union has agreed (a) to participate with the Company in identifying and assessing alternatives in the design of The United Illuminating Company Pension Plan, The United Illuminating Company Employee Savings Plan (known as the "401(k) Plan"), and The United Illuminating Company Employee Stock Ownership Plan (know as the "ESOP"); and (b) to continue the participation of bargaining unit employees on the Retirement Plan Review Task Force.


                                                Very truly yours,


                                                Albert N. Henricksen
                                                Group Vice President
                                                Support Services

                                                             May 16, 1995


Mr. Gary J. Brooks
President
Local 470-1, U.W.U.A., AFL-CIO
P.O. Box 1497
New Haven, Connecticut 06506

Dear Mr. Brooks:

         In connection with the execution of a new Agreement between The United Illuminating Company and Local 470-1 of the U.W.U.A., this is to confirm that if, during the term of the Agreement, the Company mandates employees to wear Nomex (trademark) flame retardant clothing, or its equivalent, the Company will provide such clothing in amounts reasonably sufficient to enable employees to perform the job duties for which such clothing is required.

                                              Very truly yours,


                                             Albert N. Henricksen
                                             Vice President Administration

                                                             May 16, 1997


Gary J. Brooks
President
Local 470-1 U.W.U.A., AFL-CIO
P.O. Box 1497
New Haven, Connecticut  06506

Dear Mr. Brooks:

         In connection with our negotiations for the parties' 1997 collective bargaining agreement, this will confirm that the Company and the Union will create a joint Union-Management committee (a) to assess the Job Evaluation Plan currently in place for evaluating and grading bargaining unit jobs, and (b) to make recommendations to the Company and the Union concerning appropriate modifications to the current system and/or alternative job evaluation system(s) to replace the current plan. In the event the Company and the Union are unable to reach agreement concerning the system for evaluating and grading bargaining unit jobs, the Company reserves the right to make such changes as are appropriate after prior notice to the Union and after affording the Union the opportunity to bargain over the implementation of such changes.

         This will further confirm that, with respect to those occupational classifications that were evaluated by the Company during the course of our negotiations, the Union shall have until September 1, 1997, to undertake a further review of these evaluations and to discuss such evaluations with the appropriate Union/Management sub-teams.

                                                 Very truly yours,


                                                 Albert N. Henricksen
                                                 Group Vice President
                                                 Support Services

                                                              May 16, 1997


Gary J. Brooks
President
Local 470-1 U.W.U.A., AFL-CIO
P.O. Box 1497
New Haven, Connecticut  06506

Dear Mr. Brooks:

         In connection with the negotiations for our 1997 collective bargaining agreement, this will confirm that the Company and the Union will create a joint Union-Management committee (a) to evaluate whether the current system of promoting bargaining unit employees through the use of various Sequences of Promotion should be changed and, if so, (b) to make recommendations to the Company and the Union as to any appropriate changes concerning the promotion of bargaining unit employees. The scope of this committee's work shall include, but not be limited to, the feasibility of instituting a post-and-bid system, and an assessment of the role that employee seniority would play in such a system. Any changes to the current system of promoting employees through the use of Sequences of Promotion will be by mutual agreement of the Company and the Union. In the event the parties are unable to agree on any such changes, the current system of utilizing various Sequences of Promotion will remain in effect for the duration of our 1997 Agreement.

         This letter is not intended to limit in any way the Company's right to modify Sequences of Promotion as described in our Memorandum of Agreement dated May 16, 1997.


                                               Very truly yours,


                                               Albert N. Henricksen
                                               Group Vice President
                                               Support Services

                                                                 May 16, 1997


Gary J. Brooks
President
Local 470-1 U.W.U.A., AFL-CIO
P.O. Box 1497
New Haven, CT  06506

Dear Mr. Brooks:

         In connection with the negotiations for our 1997 collective bargaining agreement, this will confirm that the parties will create a joint
Union-Management committee to identify and explore the feasibility of implementing a group home and automobile insurance policy in which Company employees may participate at their own expense for the purpose of reducing their home and automobile insurance costs.

                                             Very truly yours,


                                             Albert N. Henricksen
                                             Group Vice President
                                             Support Services

                                                              May 16, 1997


Gary J. Brooks
President
Local 470-1 U.W.U.A., AFL-CIO
P.O. Box 1497
New Haven, Connecticut  06506

Dear Mr. Brooks:

         In connection with our negotiations for a new Agreement and our understanding that certain occupational classifications are likely to be combined during the life of our Agreement, this will confirm that the Company and the Union will jointly review how other employers in the electrical utility industry have, in conjunction with the U.W.U.A., addressed the issue of employee seniority when merging occupational classifications, all for the purpose of developing a mutually agreeable approach to be used by the parties under the new Agreement.



                                                      Very truly yours,


                                                      Albert N. Henricksen
                                                      Group Vice President
                                                      Support Services